                                                                     Exhibit 4.1




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                                    INDENTURE



                                     between



                    MORGAN STANLEY ABS CAPITAL I TRUST 2000-1



                                    as Trust,



                                       and



                   BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                              as Indenture Trustee


                            Dated as of July 1, 2000



                 Mortgage Loan Asset-Backed Notes, Series 2000-1

                                TABLE OF CONTENTS

                                                                           Page

ARTICLE I Definitions and Incorporation by Reference.........................2

  Section 1.01 Definitions...................................................2
  Section 1.02 Incorporation by Reference of the Trust Indenture Act.........4
  Section 1.03 Rules of Construction.........................................4
  Section 1.04 Action by or Consent of Noteholders...........................4
  Section 1.05 Conflict with TIA.............................................5

ARTICLE II The Notes.........................................................5

  Section 2.01 Form..........................................................5
  Section 2.02 Execution, Authentication and Delivery........................5
  Section 2.03 Registration; Registration of Transfer and Exchange...........6
  Section 2.04 Mutilated, Destroyed, Lost or Stolen Notes....................7
  Section 2.05 Persons Deemed Owners.........................................8
  Section 2.06 Payment of Principal and Interest; Defaulted Interest.........8
  Section 2.07 Cancellation..................................................9
  Section 2.08 Release of Trust Estate.......................................9
  Section 2.09 Book-Entry Notes.............................................10
  Section 2.10 Notices to Depository........................................11
  Section 2.11 Definitive Notes.............................................11

ARTICLE III COVENANTS.......................................................11

  Section 3.01 Payments on Notes............................................11
  Section 3.02 Maintenance of Office or Agency..............................11
  Section 3.03 Money for Payments to be Held in Trust.......................12
  Section 3.04 Existence....................................................13
  Section 3.05 Protection of Trust Estate...................................13
  Section 3.06 Opinions as to Trust Estate..................................14
  Section 3.07 Performance of Obligations; Servicing of Mortgage
                  Loans.....................................................14
  Section 3.08 Negative Covenants...........................................15
  Section 3.09 Annual Statement as to Compliance............................16
  Section 3.10 Trust Shall Not Consolidate or Transfer Assets...............16
  Section 3.11 No Other Business............................................16
  Section 3.12 No Borrowing.................................................16
  Section 3.13 Guarantees, Loans, Advances and Other Liabilities............16
  Section 3.14 Capital Expenditures.........................................16
  Section 3.15 Compliance with Laws.........................................17
  Section 3.16 Restricted Payments..........................................17
  Section 3.17 Notice of Event of Defaults..................................17
  Section 3.18 Further Instruments and Acts.................................17



                                       i
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  Section 3.19 Amendments of Sale and Servicing Agreement and Trust
                  Agreement.................................................17
  Section 3.20 Income Tax Characterization..................................17

ARTICLE IV Satisfaction and Discharge.......................................17

  Section 4.01 Satisfaction and Discharge of Indenture......................17
  Section 4.02 Application of Trust Money...................................19
  Section 4.03 Repayment of Monies Held by Note Paying Agent................19

ARTICLE V events of default; Remedies.......................................19

  Section 5.01 Events of Default............................................19
  Section 5.02 Collection of Indebtedness and Suits for Enforcement
                  by Indenture Trustee......................................20
  Section 5.03 Remedies for Events of Default...............................21
  Section 5.04 Indenture Trustee May File Proofs of Claim...................21
  Section 5.05 Indenture Trustee May Enforce Claims Without
                  Possession of Notes.......................................22
  Section 5.06 Application of Money Collected...............................22
  Section 5.07 Limitation of Suits..........................................24
  Section 5.08 Unconditional Rights of Noteholders to Receive
                  Principal and Interest....................................24
  Section 5.09 Restoration of Rights and Remedies...........................25
  Section 5.10 Rights and Remedies Cumulative...............................25
  Section 5.11 Delay or Omission Not a Waiver...............................25
  Section 5.12 Control by Majority Noteholders..............................25
  Section 5.13 Undertaking for Costs........................................25
  Section 5.14 Waiver of Stay or Extension Laws.............................26
  Section 5.15 Action on Notes..............................................26
  Section 5.16 Performance and Enforcement of Certain Obligations...........26
  Section 5.17 Waiver of Past Defaults......................................26

ARTICLE VI The Indenture Trustee............................................27

  Section 6.01 Duties of Indenture Trustee..................................27
  Section 6.02 Rights of Indenture Trustee..................................28
  Section 6.03 Individual Rights of Indenture Trustee.......................29
  Section 6.04 Indenture Trustee's Disclaimer...............................29
  Section 6.05 Notice of Defaults...........................................29
  Section 6.06 Reports by Indenture Trustee to Noteholders..................30
  Section 6.07 Compensation and Indemnity...................................30
  Section 6.08 Replacement of Indenture Trustee.............................30
  Section 6.09 Successor Indenture Trustee by Merger........................32
  Section 6.10 Appointment of Co-Indenture Trustee or Separate
                  Indenture Trustee.........................................32
  Section 6.11 Eligibility: Disqualification................................33
  Section 6.12 Preferential Collection of Claims Against Trust..............33
  Section 6.13 Appointment and Powers.......................................34



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  Section 6.14 Performance of Duties........................................34
  Section 6.15 Limitation on Liability......................................34
  Section 6.16 Reliance Upon Documents......................................34
  Section 6.17 Representations and Warranties of the Indenture
                  Trustee...................................................34
  Section 6.18 Waiver of Setoffs............................................35
  Section 6.19 Indenture Trustee May Enforce Claims Without
                  Possession of Notes.......................................35
  Section 6.20 Suits for Enforcement........................................35
  Section 6.21 Mortgagor Claims.............................................36

ARTICLE VII Noteholders' Lists and Reports..................................36

  Section 7.01 Trust to Furnish to Indenture Trustee Names and
                  Addresses of Noteholders..................................36
  Section 7.02 Preservation of Information; Communications to
                  Noteholders...............................................37
  Section 7.03 Reports by Trust.............................................37
  Section 7.04 Reports by Indenture Trustee.................................37

ARTICLE VIII Disbursements and Releases.....................................38

  Section 8.01 Collection of Money..........................................38
  Section 8.02 Release of Trust Estate......................................38
  Section 8.03 Opinion of Counsel...........................................38

ARTICLE IX Supplemental Indentures..........................................39

  Section 9.01 Supplemental Indentures Without Consent of Noteholders.......39
  Section 9.02 Supplemental Indentures with Consent of Noteholders..........40
  Section 9.03 Execution of Supplemental Indentures.........................41
  Section 9.04 Effect of Supplemental Indenture.............................42
  Section 9.05 Conformity With Trust Indenture Act..........................42
  Section 9.06 Reference in Notes to Supplemental Indentures................42

ARTICLE X Redemption of Notes...............................................42

  Section 10.01   Redemption................................................42
  Section 10.02   Surrender of Notes........................................43
  Section 10.03   Form of Redemption Notice.................................43
  Section 10.04   Notes Payable on Redemption Date..........................44

ARTICLE XI Miscellaneous....................................................44

  Section 11.01   Compliance Certificates and Opinions, etc.................44
  Section 11.02   Form of Documents Delivered to Indenture Trustee..........45
  Section 11.03   Acts of Noteholders.......................................45
  Section 11.04   Notices to Noteholders; Waiver............................46
  Section 11.05   Alternate Payment and Notice Provisions...................46
  Section 11.06   Conflict with Trust Indenture Act.........................47
  Section 11.07   Effect of Headings and Table of Contents..................47
  Section 11.08   Successors and Assigns....................................47



                                      iii
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  Section 11.09   Separability..............................................47
  Section 11.10   Benefits of Indenture.....................................47
  Section 11.11   Legal Holidays............................................47
  Section 11.12   GOVERNING LAW.............................................47
  Section 11.13   Counterparts..............................................48
  Section 11.14   Recording of Indenture....................................48
  Section 11.15   Trust Obligation..........................................48
  Section 11.16   Bankruptcy Petitions......................................48
  Section 11.17   Inspection................................................48
  Section 11.18   Usury.....................................................49
  Section 11.19   Limitation of Liability...................................49
  Section 11.20   Rules by Indenture Trustee................................49

EXHIBITS

Exhibit A  --     Form of Class A Note
Exhibit B  --     Form of Class M-1 Note
Exhibit C  --     Form of Class M-2 Note
Exhibit D  --     Form of Class B-1 Note
Exhibit E  --     Form of Class C Note
Exhibit F  --     Form of Class S Note
Exhibit G  --     Form of Class P Note
Exhibit H  --     Form of Authentication Order
Exhibit I  --     Form of Representation Letter (QIB)



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                   MORGAN STANLEY ABS CAPITAL I TRUST 2000-1

                 Reconciliation and Tie between the Indenture,
                       dated as of July 1, 2000, and the
                    Trust Indenture Act of 1939, as amended

     Trust Indenture Act Section               Indenture Section
     ---------------------------               -----------------
              310(a)(1)                               6.11
               (a)(2)                                 6.11
               (a)(3)                                 6.10
               (a)(4)                            Not Applicable
                 (b)                               6.08; 6.11
                 (c)                             Not Applicable
               311(a)                                 6.12
                 (b)                                  6.12
               312(a)                                 7.02
                 (b)                                  7.02
                 (c)                                  7.02
               313(a)                                 7.04
               (b)(1)                             7.02; 7.04;
               (b)(2)                                 7.04
                 (c)                                  7.04
                 (d)                                  7.04
               314(a)                           7.03; 8.09; 3.09
                 (b)                             Not Applicable
               (c)(1)                                11.01
               (c)(2)                                11.01
               (c)(3)                            Not Applicable
                 (d)                             Not Applicable
                 (e)                                 11.01
                 (f)                             Not Applicable
               315(a)                                 6.01
                 (b)                                  6.05
                 (c)                                  6.01
                 (d)                                  6.01
                 (e)                                  6.01
       316(a) (last sentence)                         1.04
              (a)(1)(A)                               7.17
              (a)(1)(B)                               5.04
              317(a)(1)                               5.03
               (a)(2)                                 6.05
                 (b)                             Not Applicable
               318(a)                                11.07
                 (c)                                 11.07



                                       i
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            INDENTURE, dated as of July 1, 2000 (this "Indenture"), between
MORGAN STANLEY ABS CAPITAL I TRUST 2000-1, a Delaware business trust, as issuer (the "REMIC Trust" or "Trust"), and BANKERS TRUST COMPANY OF CALIFORNIA, N.A., a national banking association, as indenture trustee (the "Indenture Trustee").

                                    PREAMBLE

            Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Noteholders of the Trust.

            As security for the payment and performance by the Trust of its obligations under this Indenture and the Notes, the Trust has agreed to pledge the Trust Estate (as defined below) to the Indenture Trustee for the benefit of the Noteholders.

                                 GRANTING CLAUSE

            The Trust hereby Grants to the Indenture Trustee on the Closing Date, for the benefit of the Noteholders, all of the Trust's right, title and interest in and to all money, instruments and other property, to the extent such money, instruments and other property are subject or intended to be held in trust, for the benefit of the Noteholders, including all proceeds thereof, including, without limitation, (i) the Mortgage Loans, (ii) such amounts in the Collection Account, the Payment Account and the Supplemental Interest Account, including principal collected and interest accrued in respect of the Mortgage Loans on or after the Cut-Off Date, including Permitted Investments, as may from time to time may be held in such Accounts (except (x) interest accrued prior to the Cut-Off Date, and (y) net investment earnings on the Collection Account),
(iii) any REO Property, the ownership of which has been effected on behalf of the Trust as a result of foreclosure or acceptance by the Master Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust, (iv) any mortgage insurance policies relating to the Mortgage Loans and any rights of the Originator, the Depositor or the Seller under any mortgage insurance policies, (v) Net Liquidation Proceeds with respect to any liquidated Mortgage Loan and (vi) the rights of the Originator, the Depositor against any Seller pursuant to the Mortgage Loan Purchase Agreement (the foregoing, collectively, the "Trust Estate").

            The foregoing Grant is made in trust to the Indenture Trustee, for the benefit of the Noteholders. The Indenture Trustee hereby acknowledges and accepts such Grant under this Indenture in accordance with the provisions of this Indenture and agrees to perform the duties required of it by this Indenture to the best of its ability to the end that the interests of such parties, recognizing the priorities of their respective interests, may be adequately and effectively protected.

                                   ARTICLE I

                  DEFINITIONS AND INCORPORATION BY REFERENCE

            Section 1.01 Definitions. Capitalized terms used herein shall have the following meanings, or if not defined herein, shall have the meanings assigned to them in the Sale and Servicing Agreement:

            "Authentication Order": The order in the form set forth as Exhibit H hereto and required to be delivered by the Trust on the Closing Date pursuant to
Section 2.02 hereof.

            "Authorized Officer": With respect to (i) the Indenture Trustee, any Responsible Officer, (ii) the Owner Trustee, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer, any financial services officer or any other officer of the Owner Trustee customarily performing functions similar to those performed by the above officers and (iii) any other Person, the chairman, chief operating officer, president or any vice president of such Person.

            "Book Entry Notes": Any Note issued in book entry form as provided in Section 2.09 hereof.

            "Definitive Note": Any Note issued in definitive form as provided in
Section 2.11 hereof.

            "Exchange Act": The Securities and Exchange Act of 1934, as amended.

            "Final Scheduled Payment Date": The Payment Date occurring in August, 2030, on which the Noteholders will be entitled to receive a payment of principal in an amount equal to the then Outstanding Note Principal Balance.

            "Grant": To mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Trust Estate or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Trust Estate and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

            "Independent Certificate": Means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of the Indenture, prepared by an Independent appraiser or other expert appointed pursuant to an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

            "Issuer Order" and "Issuer Request": Means a written order or request signed in the name of the Trust by any one of its Authorized Officers and delivered to the Indenture Trustee.

            "Note": Any of the Class A Notes, the Class M-1 Notes, the Class M-2 Notes, the Class B-1 Notes, the Class C Notes, the Class S Notes and the Class P Notes.

            "Note Owner": Has the meaning specified in Section 2.05 herein.

            "Note Paying Agent": The Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in the Indenture and is authorized by the Trust to make payments to and distributions from the Payment Account, including payment of principal of or interest on the Notes on behalf of the Trust.

            "Note Register": Has the meaning specified in Section 2.03 herein.

            "Note Registrar": Has the meaning specified in Section 2.03 herein.

            "Noteholder": The holder of any of the Notes.

            "Obligor": On the indenture securities means the Trust.

            "Officer's Certificate": A certificate signed by any Authorized Officer of the Owner Trustee, on behalf of the Trust, under the circumstances described in, and otherwise complying with, the applicable requirements of
Section 11.01 of this Indenture and TIA ss. 314, and delivered to the Indenture Trustee.

            "Outstanding": With respect to the Notes, as of any date of determination, all Notes theretofore executed and delivered hereunder except:

            (i) Notes theretofore cancelled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

            (ii) Notes or portions thereof for which full and final payment money in the necessary amount has been theretofore deposited with the Indenture Trustee in trust for the Noteholders;

            (iii) Notes in exchange for or in lieu of which other Notes have been executed and delivered pursuant to the Indenture, unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser; and

            (iv) Notes alleged to have been destroyed, lost or stolen for which replacement Notes have been issued as provided for in the Indenture.

            "Redemption Date": In the case of a redemption of the Notes pursuant to this Indenture, the Payment Date specified by the Terminator.

            "Sale and Servicing Agreement": The Sale and Servicing Agreement, dated as of July 1, 2000, among the Depositor, the REMIC Trust, the NIMS Trust, the Master Servicer and the Indenture Trustee.

            "Securities Act": The Securities Act of 1933, as amended.

Section 1.02 Incorporation by Reference of the Trust Indenture Act. Whenever this Indenture refers to a provision of the Trust Indenture Act (the "TIA"), the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

            "indenture securities" means the Notes.

            "indenture security holder" means the Noteholder.

            "indenture to be qualified" means this Indenture.

            "indenture trustee" or "institutional trustee" means the Indenture Trustee.

            "obligor" on the indenture securities means the Trust.

            All other TIA terms used in this Indenture that are defined by the TIA, or defined by Commission rule have the meaning assigned to them by such definitions.

            Section 1.03 Rules of Construction. Unless the context otherwise requires:

            (a) a term has the meaning assigned to it;

            (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

            (c) "or" is not exclusive;

            (d) "including" means including without limitation; and

            (e) words in the singular include the plural and words in the plural include the singular.

            Section 1.04 Action by or Consent of Noteholders. Whenever any provision of this Indenture refers to action to be taken, or consented to, by Noteholders, such provision shall be deemed to refer to the Noteholders of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Noteholders. Solely for the purposes of any action to be taken, or consented to, by Noteholders, any Note registered in the name of the Depositor or any Affiliate thereof (other than the NIMS Trust) shall be deemed not to be outstanding; provided, however, that, solely for the purpose of determining whether the Indenture Trustee or the Owner Trustee is entitled to rely upon any such action or consent, only Notes which the Owner Trustee or the Indenture Trustee, respectively, knows to be so owned shall be so disregarded.

            Section 1.05 Conflict with TIA. If any provision hereof limits, qualifies or conflicts with a provision of the TIA that is required under the TIA to be part of and govern this Indenture, the latter provision shall control and all provisions required by the TIA are hereby incorporated by reference. If any provision of this Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the latter provisions shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

                                   ARTICLE II

                                    THE NOTES

            Section 2.01 Form. The Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibits A, B, C, D, E, F or G hereto, as the case may be, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

            Each Note shall be dated the date of its authentication.

            Section 2.02 Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Trust by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be original or facsimile.

            Notes bearing the original or facsimile signature of individuals who were at any time Authorized Officers of the Trust shall bind the Trust, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

            The Indenture Trustee, upon receipt from the Trust of a written Authentication Order in the form of Exhibit H hereto, shall authenticate and deliver Notes of each Class for original issue in an aggregate principal amount equal to the Original Note Principal Balance for such Class. The Notes of such Class outstanding at any time may not exceed such amounts except as provided in
Section 2.06.

            Each Note shall be dated the date of its authentication. The Class A Notes shall be issuable as registered Notes in the minimum denomination of $1,000 and in integral multiples of $1,000 in excess thereof. The Mezzanine Notes shall be issuable as registered Notes in the minimum denomination of $100,000 and in integral multiples of $1,000 in excess thereof. The Class C, Class S and Class P Notes shall be issuable as registered Notes in the minimum Percentage Interests of 10% and in integral multiples of 10% in excess thereof.

            No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears attached to such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its Responsible Officers, and such certificate attached to any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. Subject to
Section 2.11, the Class A, Class M-1, Class M-2 and Class B-1 Notes shall be Book-Entry Notes and the Class C, Class S and Class P Notes shall be Definitive Notes.

            Section 2.03 Registration; Registration of Transfer and Exchange. The Trust shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee, as an agent for the Trust, shall be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Depositor, on behalf of the Trust, shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

            If a Person other than the Indenture Trustee is appointed by the Depositor, on behalf of the Trust, as Note Registrar, the Depositor, on behalf of the Trust, will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof. The Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Authorized Officer thereof as to the names and addresses of the Noteholders and the principal amounts and number of such Notes.

            Upon surrender for registration or transfer of any Note at the office or agency of the Trust to be maintained as provided in Section 3.02 hereof, and if the requirements of Section 8-401(1) of the UCC are met, the Trust shall execute or cause the Indenture Trustee to authenticate one or more new Notes, in any authorized denominations, of the same Class and a like aggregate Note Principal Balance. A Noteholder may also obtain from the Indenture Trustee, in the name of the designated transferee or transferees one or more new Notes, in any authorized denominations, of the same Class and a like aggregate Note Principal Balance or Percentage Interest, as the case may be. Such requirements shall not be deemed to create a duty in the Indenture Trustee to monitor the compliance by the Trust with Section 8-401 of the UCC.

            At the option of the Noteholder, Notes may be exchanged for other Notes in any authorized denominations, of the same Class and a like aggregate Note Principal Balance or Percentage Interest, as the case may be, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, and if the requirements of Section 8-401(1) of the UCC are met, the Trust shall execute and upon its request the Indenture Trustee shall authenticate the Notes which the Noteholder making the exchange is entitled to receive. Such requirements shall not be deemed to create a duty in the Indenture Trustee to monitor the compliance by the Trust with
Section 8-401 of the UCC.

            All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Trust, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

            Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in the form attached to the related Exhibit, duly executed by the Noteholder or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Note Registrar may require.

            No sale, pledge or other transfer of a Note shall be made unless such sale, pledge or other transfer is (A) pursuant to an effective registration statement under the Securities Act, (B) for so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act to a Person the transferor reasonably believes after due inquiry is a "qualified institutional buyer" as defined in Rule 144A that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the transfer is being made in reliance on Rule 144A, or (C) pursuant to another available exemption from the registration requirements of the Securities Act, the Investment Company Act of 1940, as amended and any applicable state securities and blue sky laws or is made in accordance with said Act and state laws. Each Note Owner or transferee of a Book-Entry Note shall be deemed to represent that it is a "qualified institutional buyer" as defined under Rule 144A under the Securities Act and that it will not transfer such Note other than to a transferee who is a "qualified institutional buyer." The Indenture Trustee shall require (i) an opinion of counsel to be delivered to it in connection with any transfer of Definitive Notes pursuant to clauses (A) or (C) above and (ii) a certificate of the transferor and the transferee in substantially the form set forth as Exhibit I hereto in connection with any transfer of Definitive Notes pursuant to clause (B) above.

            The Note Registrar shall not register the transfer of any Note (other than the transfer of a Note to the nominee of the Depository) unless the transferee has executed and delivered to the Indenture Trustee a certification to the effect that either (i) the transferee is not (A) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA or (B) a plan (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code (each of the foregoing, a "Benefit Plan"), and is not acting on behalf of or investing the assets of a Benefit Plan, or
(ii) in the case of a Class A or Mezzanine Note only, that the transferee's acquisition and continued holding of the Note will be covered by a U.S. Department of Labor Prohibited Transaction Class Exemption. Each transferee of a beneficial interest in a Book-Entry Note shall be deemed to make one of the foregoing representations.

            No service charge shall be made to a Noteholder for any registration of transfer or exchange of Notes, but the Note Registrar may require payment from a Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.04 or 8.06 not involving any transfer.

            Section 2.04 Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Note Registrar, or the Note Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Trust, the Depositor and the Indenture Trustee such security or indemnity as may be required by it to hold the Trust, the Depositor and the Indenture Trustee harmless, then, in the absence of notice to the Trust, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of
Section 8-405 of the UCC are met, the Trust, at the direction of the Depositor, shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note (such requirement shall not be deemed to create a duty in the Indenture Trustee to monitor the compliance by the Trust with
Section 8-405); provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, the Trust, as the direction of the Depositor, may, instead of issuing a replacement Note, direct the Indenture Trustee, in writing, to pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof.

            If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Trust and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Trust or the Indenture Trustee in connection therewith.

            Upon the issuance of any replacement Note under this Section 2.04, the Trust may require the payment by the Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

            Every replacement Note issued pursuant to this Section 2.04 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Trust, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

            The provisions of this Section 2.04 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

            Section 2.05 Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Trust and the Indenture Trustee and any agent of the Trust and the Indenture Trustee shall treat the Person in whose name any Note is registered (as of the related Record Date) as the owner of such Note (the "Note Owner") for the purpose of receiving payments of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Trust, the Indenture Trustee nor any agent of the Trust or the Indenture Trustee shall be affected by notice to the contrary.

            Section 2.06 Payment of Principal and Interest; Defaulted Interest.
(a) The Notes (other than the Class S and Class P Notes) shall accrue interest as provided herein and in the Sale and Servicing Agreement, and such amount shall be due and payable on each Payment Date as specified herein. Any installment of interest or principal (or distribution with respect to the Class P Notes) payable on any Note which is punctually paid or duly provided for by the Trust on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date; provided, that, (i) with respect to the Book-Entry Notes (unless Definitive Notes have been issued pursuant to Section 2.11), registered on the Record Date in the name of the nominee of the Depository (initially, such nominee to be Cede & Co.), and (ii) with respect to the Definitive Notes, if the Noteholders of Notes with a Note Principal Balance of at least $1,000,000 or Percentage Interests of at least 25% have provided wire instructions in writing to the Indenture Trustee, payment will be made by wire transfer in immediately available funds to the account designated by such nominee; and provided, further, that the final installment of principal payable with respect to such Note on a Payment Date or on the Final Scheduled Payment Date (and except for the Redemption Payment for any Note called for redemption pursuant to Section 10.01(a)) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.03.

            (b) Upon written notice from the Trust, at the direction of the Depositor, the Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Trust expects that the final payment on such Note will be made. Such notice shall be mailed or transmitted by facsimile at least five (5) Business Days prior to such final Payment Date and shall specify that such final payment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.02.

            (c) If the Trust defaults in a payment of interest on the Notes, the Trust shall pay interest on such defaulted interest at the related Formula Rate (other than the Class C Notes which shall be paid at the related Interest Rate) to the extent lawful.

            Section 2.07 Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Trust may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Trust may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 2.07, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Trust shall direct by an Issuer Order that they be destroyed or returned to it; provided, that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

            Section 2.08 Release of Trust Estate. The Indenture Trustee shall, on or after the Redemption Date, release any remaining portion of the Trust Estate from the lien created by this Indenture and deposit in the Payment Account any funds then on deposit in any other Account. The Indenture Trustee shall release property from the lien created by this Indenture pursuant to this Section 2.08 only upon receipt by it of an Issuer Order, at the direction of the Terminator, accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates (each provided by the Terminator) in accordance with TIA ss.ss. 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.01(a).

            Section 2.09 Book-Entry Notes. The Class A, Class M-1, Class M-2 and Class B-1 Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company or its custodian, the initial Depository, by, or on behalf of, the Trust. Such Book-Entry Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Depository, and no Note Owner will receive a Definitive Note representing such Note Owner's interest in such Book-Entry Note, except as provided in Section 2.11. With respect to the Book-Entry Notes, unless and until definitive, fully registered Notes have been issued to Note Owners pursuant to Section 2.11:

            (a) the provisions of this Section 2.09 shall be in full force and effect;

            (b) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Noteholder, and shall have no obligation to the Note Owners;

            (c) to the extent that the provisions of this Section 2.09 conflict with any other provisions of this Indenture, the provisions of this
      Section 2.09 shall control;

            (d) the rights of Note Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Note Owners and the Depository and/or the Depository Participants; unless and until Definitive Notes are issued pursuant to
      Section 2.11, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants;

            (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders evidencing a specified percentage of the Outstanding Note Principal Balance of the Notes, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee; and

            (f) Note Owners may receive copies of any reports sent to the Noteholders pursuant to this Indenture, upon written request, together with a certification that they are Note Owners and payment of reproduction and postage expenses associated with the distribution of such reports, from the Indenture Trustee at the Corporate Trust Office.

            Section 2.10 Notices to Depository. With respect to the Book-Entry Notes, whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.11, the Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders to the Depository, and shall have no obligation to the Note Owners. With respect to the Definitive Notes, notices and other communications to the Noteholders under this Indenture shall be made directly to the Holders thereof.

            Section 2.11 Definitive Notes. The Class C, Class S and Class P Notes will be issued as Definitive Notes. With respect to the Book-Entry Notes, if (i) the Depositor advises the Indenture Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Notes, and the Depositor is unable to locate a qualified successor, (ii) the Depositor at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Depository or (iii) after the occurrence of an Event of Default, if Note Owners representing beneficial interests aggregating at least a majority of the Outstanding Note Principal Balance of the Book-Entry Notes advise the Indenture Trustee through the Depository in writing that the continuation of a book entry system through the Depository is no longer in the best interests of the Note Owners, then the Depository shall notify all Note Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Note or Notes representing the Book-Entry Notes by the Depository, accompanied by registration instructions, the Trust shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Depository. None of the Trust, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the holders of the Definitive Notes as Noteholders.

                                   ARTICLE III

                                    COVENANTS

            Section 3.01 Payments on Notes. The Trust will duly and punctually pay the amounts due on the Notes in accordance with the terms of the Notes, the Sale and Servicing Agreement and this Indenture. Amounts properly withheld under the Code or any applicable state tax law by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Trust to such Noteholder for all purposes of this Indenture.

            Section 3.02 Maintenance of Office or Agency. The Trust will maintain an office or agency where Notes may be surrendered for registration, transfer or exchange of the Notes, and where notices and demands, pursuant to
Section 10.05 of the Sale and Servicing Agreement, to or upon the Trust in respect of the Notes and this Indenture may be served. The Trust hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Trust will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Trust shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office and the Trust hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

            Section 3.03 Money for Payments to be Held in Trust. The Trust will cause each Note Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Note Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Note Paying Agent, it hereby so agrees), subject to the provisions of this
Section 3.03, that such Note Paying Agent will:

            (a) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

            (b) give the Indenture Trustee written notice of any default by the Trust (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

            (c) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Note Paying Agent;

            (d) immediately resign as a Note Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Note Paying Agent at the time of its appointment; and

            (e) comply with all requirements of the Code and any applicable state tax laws with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

            The Trust, at the direction of the Depositor, may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Note Paying Agent to pay to the Indenture Trustee all sums held in trust by such Note Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Note Paying Agent; and upon such a payment by any Note Paying Agent to the Indenture Trustee, such Note Paying Agent shall be released from all further liability with respect to such money.

            Subject to applicable laws with respect to the escheat of funds, any money held by the Indenture Trustee or any Note Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two (2) years after such amount has become due and payable shall be discharged from such trust and be paid to the Trust; and the related Noteholder shall thereafter, as an unsecured general creditor, look only to the Trust for payment thereof (but only to the extent of the amounts so paid to the Trust), and all liability of the

Indenture Trustee or such Note Paying Agent with respect to such trust money shall thereupon cease.

            Section 3.04 Existence. Except as otherwise permitted by the provisions of Section 3.10, the Depositor, on behalf of the Trust, will keep in full effect the existence, rights and franchises of the Trust as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Trust hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Depositor, on behalf of the Trust, will keep in full effect the Trust's existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Trust Estate, the Notes, and each other instrument or agreement included in the Trust Estate.

            Section 3.05 Protection of Trust Estate. The Trust intends the security interest granted pursuant to this Indenture in favor of the Indenture Trustee to be prior to all other liens in respect of the Trust Estate, and the Trust shall take all actions necessary to obtain and maintain, in favor of the Indenture Trustee, for the benefit of the Noteholders, a first lien on and a first priority, perfected security interest in the Trust Estate. The Depositor, as agent of the Trust and in accordance with the Opinion of Counsel delivered in accordance with Section 3.06(b), will from time to time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

            (a) Grant more effectively all or any portion of the Trust Estate;

            (b) maintain or preserve the lien and security interest (and the priority thereof) in favor of the Indenture Trustee for the benefit of the Noteholders created by this Indenture or carry out more effectively the purposes hereof;

            (c) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

            (d) enforce any of the Trust Estate;

            (e) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee in such Trust Estate against the claims of all persons and parties; and

            (f) pay all taxes or assessments levied or assessed upon the Trust Estate when due.

            The Trust hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Indenture Trustee pursuant to this Section 3.05; provided, that, such designation shall not be deemed to create a duty in the Indenture Trustee to monitor the compliance of the Trust with respect to its duties under this Section 3.05 or the adequacy of any financing statement, continuation statement or other instrument prepared by the Trust.

            Section 3.06 Opinions as to Trust Estate. (a) On the Closing Date, the Depositor, on behalf of the Trust, shall furnish to the Indenture Trustee an Opinion of Counsel addressed to the Indenture Trustee stating that, in the opinion of such counsel, such actions have been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Indenture Trustee, for the benefit of the Noteholders, created by this Indenture.

            (b) Within 90 days after the beginning of each calendar year, beginning with the calendar year 2001, the Depositor, on behalf of the Trust, shall furnish to the Indenture Trustee, an Opinion of Counsel addressed to the Indenture Trustee either stating that, in the opinion of such counsel, such actions have been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel, no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture.

            Section 3.07 Performance of Obligations; Servicing of Mortgage Loans. (a) The Trust will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, the other Transaction Documents or such other instrument or agreement.

            (b) The Trust may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Trust shall be deemed to be action taken by the Trust. Initially, the Depositor and the Indenture Trustee have agreed in Section 9.01 of the Sale and Servicing Agreement to assist the Trust in performing specifically referenced duties under this Indenture and the other Transaction Documents.

            (c) The Trust (or the Depositor, the Terminator or the Indenture Trustee, as applicable, on behalf of the Trust) will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Transaction Documents and in the instruments and agreements included in the Trust Estate, including, but not limited, to preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture, the Sale and Servicing Agreement or any other Transaction Document in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Trust shall not waive, amend, modify, supplement or terminate any Transaction Document or any provision thereof without the prior written consent of the Noteholders representing at least a majority of the Outstanding Note Principal Balance of the Notes.

            (d) If an Authorized Officer of the Owner Trustee shall have actual knowledge of the occurrence of a Master Servicer Event of Default, the Owner Trustee, on behalf of the Trust, shall promptly notify the Indenture Trustee and the Rating Agencies thereof in accordance with Section 10.05 of the Sale and Servicing Agreement, and shall specify in such notice the action, if any, the Trust is taking in respect of such default. If a Master Servicer Event of Default shall arise from the failure of the Master Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Mortgage Loans, the Trust shall take all reasonable steps available to it to remedy (or cause to be remedied) such failure.

            (e) The Trust agrees that it will not waive timely performance or observance by the Master Servicer or the Depositor of their respective duties under the Transaction Documents where such waiver or the effect thereof would adversely affect the Noteholders of the Notes.

            Section 3.08 Negative Covenants. So long as any Notes are Outstanding, the Trust shall not:

            (a) except as expressly permitted by this Indenture or the other Transaction Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Trust, including those included in the Trust Estate, without the prior written consent of the Noteholders representing at least 51% of the Outstanding Note Principal Balance of the Notes in accordance with Section 5.03 hereof;

            (b) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate; or

            (c) (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Indenture Trustee created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Mortgaged Property and arising solely as a result of an action or omission of the related Mortgagor), (iii) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Trust Estate or
      (iv) amend, modify or fail to comply with the provisions of the Transaction Documents.

            Section 3.09 Annual Statement as to Compliance. The Trust, at the direction of the Indenture Trustee, will deliver to the Indenture Trustee, within 90 days after the end of each fiscal year of the Trust (commencing with the fiscal year ended December 31, 2000), and otherwise in compliance with the requirements of TIA ss. 314(a)(4), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that

            (a) a review of the activities of the Trust during such year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

            (b) to the best of such Authorized Officer's knowledge, based on such review, the Trust has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

            Section 3.10 Trust Shall Not Consolidate or Transfer Assets. (a) The Trust shall not consolidate or merge with or into any other Person.

            (b) Except as otherwise provided in the Sale and Servicing Agreement, the Trust shall not convey or transfer all or substantially all of its properties or assets, including those included in the Trust Estate, to any Person.

            Section 3.11 No Other Business. The Trust shall not engage in any business other than purchasing, owning, selling and managing the Mortgage Loans and other assets in the manner contemplated by this Indenture and the other Transaction Documents and activities incidental thereto.

            Section 3.12 No Borrowing. The Trust shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for (i) the Notes and (ii) any other Indebtedness permitted by or arising under the Transaction Documents except that the Trust shall not incur any Indebtedness that would cause it, or any portion thereof, to be treated as a "taxable mortgage pool" under Section 7701(i) of the Code. The proceeds of the Notes shall be used exclusively to fund the Trust's purchase of the Mortgage Loans and the other assets specified in the Sale and Servicing Agreement and to pay the Trust's organizational, transactional and start-up expenses.

            Section 3.13 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the Sale and Servicing Agreement or this Indenture, the Trust shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

            Section 3.14 Capital Expenditures. The Trust shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

            Section 3.15 Compliance with Laws. The Trust shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Trust to perform its obligations under the Notes, this Indenture or any other Transaction Document.

            Section 3.16 Restricted Payments. The Trust shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Trust or otherwise with respect to any ownership or equity interest or security in or of the Trust or to the Depositor, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Trust may make, or cause to be made, payments to the Master Servicer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders as permitted by, and to the extent funds are available for such purpose under the Transaction Documents. The Trust will not, directly or indirectly, make payments to from the Payment Account except in accordance with this Indenture and the other Transaction Documents.

            Section 3.17 Notice of Event of Defaults. Upon an Authorized Officer of the Owner Trustee having actual knowledge thereof, the Owner Trustee, on behalf of the Trust, agrees to give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder or under the Sale and Servicing Agreement.

            Section 3.18 Further Instruments and Acts. Upon request of the Indenture Trustee, the Owner Trustee, on behalf of the Trust, will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

            Section 3.19 Amendments of Sale and Servicing Agreement and Trust Agreement. The Trust shall not agree to any amendment to Section 11.01 of the Sale and Servicing Agreement or Section 10.01 of the Trust Agreement to eliminate the requirements thereunder that the Indenture Trustee or the Noteholders consent to amendments thereto as provided therein.

            Section 3.20 Income Tax Characterization. The Indenture Trustee, as agent of the Trust, will elect that the Trust be treated as one or more REMICs for federal income tax purposes. The Notes will qualify as "regular interest" in a REMIC and therefore will be so treated.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

            Section 4.01 Satisfaction and Discharge of Indenture. Upon receipt by the Indenture Trustee of all amounts to satisfy all payment obligations with respect to the Notes and the Sale and Servicing Agreement, this Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.05, 3.08, 3.10, 3.12, 3.13 and 3.20, (v) the rights, obligations and immunities of the Indenture Trustee hereunder and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on written demand in the form of an Issuer Order, delivered at the direction of the Terminator or the Depositor, and at the expense of the Trust, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

            (a) either

                  (i) all Notes theretofore authenticated and delivered (other than (x) Notes that have been destroyed, lost or stolen and that have been replaced or paid and (y) Notes for which payment money has theretofore been deposited in trust or segregated and held in trust by the Trust and thereafter repaid to the Trust or discharged from such trust, have been delivered to the Indenture Trustee for cancellation; or

                  (ii) all Notes not theretofore delivered to the Indenture
            Trustee for cancellation:

                        (A)   have become due and payable,

                        (B) will become due and payable at their Final Scheduled Payment Date within one (1) year, or

                        (C) are to be called for redemption within one (1) year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Trust, and in the case of clauses (A), (B) or (C) above, the Trust, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due at their Final Scheduled Payment Date or Redemption Date (if the Notes shall have been called for redemption pursuant to Section 10.01), as the case may be;

            (b) the Trust has paid or caused to be paid all amounts due the Indenture Trustee; and

            (c) the Trust, at the direction of the Terminator or the Depositor, has delivered to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel and if required by the TIA or the Indenture Trustee an Independent Certificate from a firm of certified public accountants (each provided by the Terminator or the Depositor, as the case may be, on behalf of the Trust), each meeting the applicable requirements of
      Section 11.01(a) and each stating that all conditions precedent herein provided relating to the satisfaction and discharge of this Indenture have been complied with.

            Section 4.02 Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Section 4.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes, this Indenture and the Sale and Servicing Agreement, to the payment, either directly or through any Note Paying Agent, as the Indenture Trustee may determine, to the Noteholders of the particular Notes for the payment or redemption of which such monies have been deposited in the Payment Account by the Indenture Trustee.

            Section 4.03 Repayment of Monies Held by Note Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Note Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall immediately be paid to the Indenture Trustee to be held and applied according to Section 3.03 and thereupon such Note Paying Agent shall be released from all further liability with respect to such monies.

                                   ARTICLE V

                           EVENTS OF DEFAULT; REMEDIES

            Section 5.01 Events of Default. (a) The following occurrences shall constitute "Events of Default":

            (i) a default in the payment of the Class A Interest Payment Amount, Class M-1 Interest Payment Amount, Class M-2 Interest Payment Amount, Class B-1 Interest Payment Amount, on any Payment Date and the continuance of such default for a period of five (5) days;

            (ii) a default in the payment in full of the Outstanding Note Principal Balance of the Class A or Mezzanine Notes on the Final Scheduled Payment Date;

            (iii) failure on the part of the Trust to perform in any material respect any covenant or agreement under the Indenture (other than a covenant covered by clause (i) and (ii) above) or the breach of a representation or warranty of the Trust, which continues for a period of thirty (30) days after notice thereof is given;

            (iv) the Trust becomes subject to regulation by the Securities and Exchange Commission as an "investment company" within the meaning of the Investment Company Act of 1940, as amended; or

            (v) the entry of a decree or order for relief by a court having jurisdiction in respect of the Trust, in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust, or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust and the continuance of any such decree or order unstayed and in effect for period of 60 consecutive days.

            (b) If an Event of Default as described in subsection (a) above shall have occurred and be continuing, the Indenture Trustee shall, at the direction of the Majority Noteholders, declare the Notes to be immediately due and payable by a notice in writing to the Indenture Trustee), and upon any such declaration such Notes, in an amount equal to the Outstanding Note Principal Balance of the Notes, together with accrued and unpaid interest thereon to the date of such acceleration, shall become immediately due and payable.

            (c) At any time after such a declaration of acceleration of maturity of the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee or the Majority Noteholders, by written notice to the Trust and the Indenture Trustee, may direct the Indenture Trustee to rescind and annul such declaration and its consequences if:

            (i) the Trust has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                  (A) all payments of principal of, and interest on, all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                  (B) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel; and

            (ii) all Events of Default with respect to the Notes, other than the nonpayment of the principal of the Notes that have become due solely by such acceleration, have been cured or waived as provided in Section 5.17 hereof.

            No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

            Section 5.02 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. Subject to the following sentence, if an Event of Default with respect the Notes occurs and is continuing, the Indenture Trustee may, and shall, proceed to protect and enforce its rights and the rights of the Noteholders by any proceedings the Indenture Trustee deems appropriate to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or enforce any other proper remedy. Any proceedings brought by the Indenture Trustee on behalf of the Noteholders or any Noteholder against the Trust shall be limited to the preservation, enforcement and foreclosure of the liens, assignments, rights and security interests under the Indenture and no attachment, execution or other unit or process shall be sought, issued or levied upon any assets, properties or funds of the Trust, other than the Trust Estate. If there is a foreclosure of any such liens, assignments, rights and security interests under this Indenture, by private power of sale or otherwise, no judgment for any deficiency upon the indebtedness represented by the Notes may be sought or obtained by the Indenture Trustee or any Noteholder against the Trust. The Indenture Trustee shall be entitled to recover the costs and expenses expended by it pursuant to this Article V including reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel.

            Section 5.03 Remedies for Events of Default. If an Event of Default shall have occurred and be continuing and the Notes have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee, shall, for the benefit of the Noteholders, do one or more of the following:

            (a) institute proceedings for the collection of all amounts then payable on the Notes, or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Trust moneys adjudged due;

            (b) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

            (c) institute proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

            (d) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Noteholders hereunder; and

            (e) refrain from selling the Trust Estate and apply all collections pursuant to Section 5.06;

      provided, that any sale of the Trust Estate will be subject to the prior claims of the Note Owners of the Class S and Class P Notes, whose rights regarding distributions from the Trust Estate must be preserved following any such sale.

            Section 5.04 Indenture Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial Proceeding relative to the Trust upon any of the Notes or the property of the Trust, the Indenture Trustee (irrespective of (i) whether the Notes shall then be due and payable as therein expressed or by declaration or otherwise and (ii) whether the Indenture Trustee shall have made any demand on the Trust for the payment of any overdue principal or interest) shall, be entitled and empowered, by intervention in such proceeding or otherwise to:

            (a) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel) and of the Noteholders allowed in such proceeding, and

            (b) (i) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such Proceeding is hereby authorized by each Noteholder to make such payments to the Indenture Trustee and (ii) in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel.

            Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting any of the Notes or the rights of any Noteholder, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such Proceeding.

            Section 5.05 Indenture Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or any of the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such Proceeding instituted by the Indenture Trustee, shall be brought in its own name as Indenture Trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Noteholders in respect of which such judgment has been recovered after payment of amounts required to be paid pursuant to Section 5.06(a).

            Section 5.06 Application of Money Collected. If any Notes have been declared due and payable following an Event of Default and such declaration and its consequences have not been rescinded or annulled, any money collected by the Indenture Trustee with respect to the Notes pursuant to this Article V or otherwise and any other monies that may then be held or thereafter received by the Indenture Trustee as security for the Notes shall be applied in the following order, at the date or dates fixed by the Indenture Trustee and, in case of the payment of the entire amount due on account of principal of, and interest on, the Notes, upon presentation and surrender thereof:

            (a) to the Holders of the Class P Notes, any amounts representing Prepayment Charges;

            (b) to the Indenture Trustee and the Owner Trustee, any unpaid Indenture Trustee's Fees and unpaid Owner Trustee's Fees, respectively, then due and any other amounts payable and due to the Indenture Trustee and the Owner Trustee under this Indenture, the Trust Agreement or the Sale and Servicing Agreement, including any costs or expenses incurred by it in connection with the enforcement of the remedies provided for in this
      Article V;

            (c) to the Master Servicer, any amounts required to pay the Master Servicer for any unpaid Servicing Fees then due and any other amounts payable and due to the Master Servicer;

            (d) to the Holders of the Class A Notes, an amount equal to the Senior Interest Payment Amount;

            (e) to the Holders of the Class M-1 Notes, an amount equal to the sum of the Class M-1 Interest Payment Amount and the Interest Carry Forward Amount allocable to the Class M-1 Notes;

            (f) to the Holders of the Class M-2 Notes, an amount equal to the sum of the Class M-2 Interest Payment Amount and the Interest Carry Forward Amount allocable to the Class M-2 Notes;

            (g) to the Holders of the Class B-1 Notes, an amount equal to the sum of the Class B-1 Interest Payment Amount and the Interest Carry Forward Amount allocable to the Class B-1 Notes;

            (h) to the Holders of the Class A Notes, until the Note Principal Balance of such Class has been reduced to zero;

            (i) to the Holders of the Class M-1 Notes, until the Note Principal Balance of such Class has been reduced to zero;

            (j) to the Holders of the Class M-2 Notes, until the Note Principal Balance of such Class has been reduced to zero;

            (k) to the Holders of the Class B-1 Notes, until the Note Principal Balance of such Class has been reduced to zero;

            (l) to the Holders of the Class A Notes, the aggregate of any Prepayment Interest Shortfalls and any Relief Act Interest Shortfall allocated to such Notes;

            (m) to the Holders of the Class M-1 Notes, the aggregate of any Prepayment Interest Shortfalls and any Relief Act Interest Shortfall allocated to such Notes;

            (n) to the Holders of the Class M-2 Notes, the aggregate of any Prepayment Interest Shortfalls and any Relief Act Interest Shortfall allocated to such Notes;

            (o) to the Holders of the Class B-1 Notes, the aggregate of any Prepayment Interest Shortfalls and any Relief Act Interest Shortfall allocated to such Notes;

            (p) to the Master Servicer, any unreimbursed Servicing Advances and Nonrecoverable Advances; and

            (q) to the Supplemental Interest Account, such transfer to be deemed to be a distribution on the Class C Notes; such amounts on deposit in the Supplemental Interest Account to be distributed as follows:

                  (i) to the Holders of the Class A Notes, the Supplemental
            Interest Amount due with respect to the Class A Notes;

                  (ii) to the Holder of the Class M-1 Notes, the Supplemental
            Interest Amount due with respect to the Class M-1 Notes;

                  (iii) to the Holder of the Class M-2 Notes, the Supplemental
            Interest Amount due with respect to the Class M-2 Notes;

                  (iv) to the Holder of the Class B-1 Notes, the Supplemental
            Interest Amount due with respect to the Class B-1 Notes; and

                  (v) to the Class S Noteholders, any amount remaining on
            deposit in the Supplemental Interest Account; and

            (r) Any remaining amount, to the Holders of the Class R-1 Certificates.

            Section 5.07 Limitation of Suits. No Noteholder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

            (a) the Noteholders of not less than 25% of the Outstanding Note Principal Balance of the Notes have made written request to the Indenture Trustee to institute such proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

            (b) such Noteholders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

            (c) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceedings; and

            (d) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Majority Noteholders;

      it being understood and intended that no Noteholders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided.

            Section 5.08 Unconditional Rights of Noteholders to Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, a Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

            Section 5.09 Restoration of Rights and Remedies. If the Majority Noteholders have instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Trust, the Indenture Trustee and the Noteholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such proceeding had been instituted.

            Section 5.10 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            Section 5.11 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

            Section 5.12 Control by Majority Noteholders. The Majority Noteholders shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee pursuant to Section 5.01 hereof with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided, that

            (a) such direction shall not be in conflict with any rule of law or with this Indenture;

            (b) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;

      provided, however, that, subject to Section 5.01 hereof, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

            Section 5.13 Undertaking for Costs. All parties to this Indenture agree, and each Noteholder by such Noteholder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee,

(b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Note Principal Balance of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

            Section 5.14 Waiver of Stay or Extension Laws. The Trust covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Trust (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

            Section 5.15 Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Trust or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Trust.

            Section 5.16 Performance and Enforcement of Certain Obligations. (a) Promptly following a request from the Indenture Trustee to do so and at the Depositor's or the Master Servicer's expense, as the case may be, the Trust agrees to take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Depositor and the Master Servicer, as applicable, of each of their obligations to the Trust under or in connection with the Sale and Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Trust under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Depositor or the Master Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Depositor or the Master Servicer of each of their obligations under the Sale and Servicing Agreement.

            (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and, at the written direction of the Majority Noteholders shall, exercise all rights, remedies, powers, privileges and claims of the Trust against the Depositor or the Master Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Depositor or the Master Servicer of each of their obligations to the Trust thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Trust to take such action shall be suspended.

            Section 5.17 Waiver of Past Defaults. The Majority Noteholders may, on behalf of the Noteholders of all of the Notes, waive any past default hereunder with respect to the Notes and its consequences, except a default in the payment of principal or any installment of interest on any Note.

            Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

            Section 6.01 Duties of Indenture Trustee. (a) If a Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and the Transaction Documents and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs; provided, however, that if the Indenture Trustee is acting as successor Master Servicer, it shall use the same degree of care and skill as is required of the Master Servicer under the Sale and Servicing Agreement.

            (b) Except during the continuance of an Event of Default:

            (i) The Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

            (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

            (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

            (i) this paragraph (c) does not limit the effect of paragraph (b) of this Section 6.01;

            (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

            (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12; and

            (iv) the Indenture Trustee shall not be charged with knowledge of any failure by the Master Servicer to comply with the obligations of the Master Servicer referred to in clauses (i) and (ii) of Section 5.01(a) of the Sale and Servicing Agreement unless a Responsible Officer of the Indenture Trustee at the Corporate Trust Office obtains actual knowledge of such failure or occurrence or the Indenture Trustee receives written notice of such failure or occurrence from the Master Servicer or the Majority Noteholders.

            (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Trust.

            (e) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it.

            (f) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 6.01 and to the provisions of the TIA.

            (g) The Indenture Trustee shall, and hereby agrees that it will, perform all of the obligations and duties required of it under the Sale and Servicing Agreement.

            (h) In no event shall Bankers Trust Company of California, N.A., in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under the Delaware Business Trust Statute, common law, or the Trust Agreement.

            Section 6.02 Rights of Indenture Trustee. (a) The Indenture Trustee may rely on any document reasonably believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

            (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

            (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee.

            (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

            (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel selected by it with due care with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

            (f) The Indenture Trustee shall be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture, at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Indenture Trustee shall, upon the occurrence of an Event of Default, or Master Servicer Event of Default (that has not been cured or waived), exercise the rights and powers vested in it by this Indenture or the Sale and Servicing Agreement with reasonable care and skill.

            (g) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Noteholders evidencing not less than 25% of the Outstanding Note Principal Balance of the Notes; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture or the Sale and Servicing Agreement, the Indenture Trustee may require indemnity reasonably satisfactory to it against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Indenture Trustee shall be reimbursed by the Person making such request upon demand.

            (h) The Indenture Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer until such time as, and only to the extent that, the Indenture Trustee may be required to act as successor Master Servicer.

            Section 6.03 Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Trust or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

            Section 6.04 Indenture Trustee's Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Trust Estate or the Notes, it shall not be accountable for the Trust's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Trust in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

            Section 6.05 Notice of Defaults. If an Event of Default, a Master Servicer Event of Default or any other default occurs and is continuing and if it is either known by, or written notice of the existence thereof has been delivered to, a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder of such event within ten (10) days after such knowledge or notice occurs. Except in the case of a default in payment of principal of or interest on any Note, the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

            Section 6.06 Reports by Indenture Trustee to Noteholders. Upon written request, the Note Paying Agent or the Depositor shall on behalf of the Trust deliver to each Noteholder such information as may be reasonably required to enable such Noteholder to prepare its federal and state income tax returns required by law.

            Section 6.07 Compensation and Indemnity. On each Payment Date, the Indenture Trustee shall receive compensation for its services rendered hereunder pursuant to Section 7.05 of the Sale and Servicing Agreement and subject to
Section 6.18 hereof. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Indenture Trustee and any director, officer, employee or agent of the Indenture Trustee shall be indemnified by the Trust pursuant to the terms of Section 7.05 of the Sale and Servicing Agreement and held harmless against any loss, liability, or expense incurred or paid to third parties in connection with the acceptance or administration of its trusts hereunder or the Notes, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Indenture Trustee's duties hereunder or by reason of reckless disregard of the Indenture Trustee's obligations and duties hereunder or thereunder.

            Section 6.08 Replacement of Indenture Trustee. The Indenture Trustee may resign at any time by so notifying the Trust by written notice. Upon receiving such notice of resignation, the Depositor, on behalf of the Trust, shall promptly appoint a successor Indenture Trustee by written instrument, in duplicate, one copy of such instrument shall be delivered to the resigning Indenture Trustee (who shall deliver a copy to the Master Servicer) and one copy to the successor Indenture Trustee. The Depositor, on behalf of the Trust, may remove the Indenture Trustee, if:

            (a) the Indenture Trustee fails to comply with Section 6.11;

            (b) a court having jurisdiction in the premises in respect of the Indenture Trustee in an involuntary case or proceeding under federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or ordering the winding-up or liquidation of the Indenture Trustee's affairs;

            (c) an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law is commenced with respect to the Indenture Trustee and such case is not dismissed within 60 days;

            (d) the Indenture Trustee commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or other similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing; or

            (e) the Indenture Trustee otherwise becomes incapable or is prohibited by law from acting.

            If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Depositor, on behalf of the Trust, shall promptly appoint a successor Indenture Trustee.

            A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Trust. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the retiring Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

            If a successor Indenture Trustee does not take office within 30 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Depositor, on behalf of the Trust, or the Majority Noteholders may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

            If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

            Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this
Section 6.08 shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08.

            Notwithstanding the replacement of the Indenture Trustee pursuant to this Section 6.08, the Trust's indemnity obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee and the Trust shall pay any amounts owing to the Indenture Trustee.

            Section 6.09 Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee.

            In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

            Section 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust (including, for purposes of this Section 6.10, all or any part of the Trust Estate), and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust, or any part hereof, and, subject to the other provisions of this Section 6.10, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08. The Indenture Trustee shall remain primarily liable for the actions of any co-trustee. In the event that a co-trustee is appointed at the request of the Master Servicer, the fees and expenses of such co-trustee shall be paid by the Master Servicer.

            (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

            (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor trustees; and

            (iii) the Indenture Trustee and the Master Servicer acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee except that following the occurrence of a Master Servicer Event of Default, the Indenture Trustee acting alone may accept the resignation of or remove any separate trustee or co-trustee.

            (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

            (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, dissolve, become insolvent, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 6.11 Eligibility: Disqualification. There shall at all times be a trustee hereunder which shall be a corporation or association organized and doing business under the laws of the United States of America or of any State authorized under such laws to exercise corporate trust powers, subject to supervision or examination by the United States of America or any such State having a rating or ratings acceptable to the Depositor and having (x) short-term, unsecured debt rated at least P-1 by Moody's (or such lower rating as may be acceptable to Moody's) and (y) a short-term deposit rating of at least A-1 from S&P (or such lower rating as may be acceptable to S&P). The Indenture Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Indenture Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Trust are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

            Section 6.12 Preferential Collection of Claims Against Trust. The Indenture Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

            Section 6.13 Appointment and Powers. Subject to the terms and conditions hereof, each of the Noteholders hereby appoints Bankers Trust Company of California, N.A. as the Indenture Trustee with respect to the Trust Estate, and Bankers Trust Company of California, N.A. hereby accepts such appointment and agrees to act as Indenture Trustee with respect to the Trust Estate for the Noteholders, to maintain custody and possession of such Trust Estate (except as otherwise provided hereunder) and to perform the other duties of the Indenture Trustee in accordance with the provisions of this Indenture and the other Transaction Documents. Each Noteholder hereby authorizes the Indenture Trustee to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, as the Majority Noteholders may direct and as are specifically authorized to be exercised by the Indenture Trustee by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto. The Indenture Trustee shall act upon and in compliance with the written instructions of the Majority Noteholders delivered pursuant to this Indenture promptly following receipt of such written instructions; provided, that the Indenture Trustee shall not act in accordance with any instructions (i) which are not authorized by, or in violation of the provisions of, this Indenture or (ii) for which the Indenture Trustee has not received reasonable indemnity. Receipt of such instructions shall not be a condition to the exercise by the Indenture Trustee of its express duties hereunder, except where this Indenture provides that the Indenture Trustee is permitted to act only following and in accordance with such instructions.

            Section 6.14 Performance of Duties. The Indenture Trustee shall have no duties or responsibilities except those expressly set forth in this Indenture and the other Transaction Documents to which the Indenture Trustee is a party or as directed by the Majority Noteholders in accordance with this Indenture. The Indenture Trustee shall not be required to take any discretionary actions hereunder except at the written direction of the Majority Noteholders and with the indemnification described in Section 6.07. The Indenture Trustee shall, and hereby agrees that it will, perform all of the duties and obligations required of it under the Sale and Servicing Agreement.

            Section 6.15 Limitation on Liability. Neither the Indenture Trustee nor any of its directors, officers, employees and agents shall be liable for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except that the Indenture Trustee shall be liable for its negligence, bad faith or willful misconduct; nor shall the Indenture Trustee be responsible for the validity, effectiveness, value, sufficiency or enforceability against the Trust of this Indenture or any of the Trust Estate (or any part thereof).

            Section 6.16 Reliance Upon Documents. In the absence of negligence, bad faith or willful misconduct on its part, the Indenture Trustee shall be entitled to rely on any communication, instrument, paper or other document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons and shall have no liability in acting, or omitting to act, where such action or omission to act is in reasonable reliance upon any statement or opinion contained in any such document or instrument.

            Section 6.17 Representations and Warranties of the Indenture Trustee. The Indenture Trustee represents and warrants to the Trust and to each Noteholder as follows:

            (a) Due Organization. The Indenture Trustee is a national banking association, duly organized, validly existing and in good standing under the laws of the United States and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

            (b) Corporate Power. The Indenture Trustee has all requisite right, power and authority to execute and deliver this Indenture and to perform all of its duties as the Indenture Trustee hereunder.

            (c) Due Authorization. The execution and delivery by the Indenture Trustee of this Indenture and the other Transaction Documents to which it is a party, and the performance by the Indenture Trustee of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings, are required for the valid execution and delivery by the Indenture Trustee, or the performance by the Indenture Trustee, of this Indenture and such other Transaction Documents.

            (d) Valid and Binding Indenture. The Indenture Trustee has duly executed and delivered this Indenture and each other Transaction Document to which it is a party, and each of this Indenture and each such other Transaction Document constitutes the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

            Section 6.18 Waiver of Setoffs. The Indenture Trustee hereby expressly waives any and all rights of setoff that the Indenture Trustee may otherwise at any time have under applicable law with respect to any Account and agrees that amounts in the Accounts shall at all times be held and applied solely in accordance with the provisions hereof.

            Section 6.19 Indenture Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Indenture Trustee shall be brought in its own name or in its capacity as Indenture Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Indenture Trustee, its agents and counsel, be for the ratable benefit of the Noteholders in respect of which such judgment has been recovered.

            Section 6.20 Suits for Enforcement. In case an Event of Default hereunder or under the other Transaction Documents shall occur and be continuing, the Indenture Trustee, if the Majority Noteholders has given its prior written consent, may proceed to protect and enforce its rights and the rights of the Noteholders under this Indenture by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Indenture or in aid of the execution of any power granted in this Indenture or for the enforcement of any other legal, equitable or other remedy, as the Indenture Trustee, being advised by counsel selected by it with due care, shall deem most effectual to protect and enforce any of the rights of the Indenture Trustee and the Noteholders.

            Section 6.21 Mortgagor Claims. In connection with any offset defenses, or affirmative claim for recovery, asserted in legal actions brought by Mortgagors under one or more Mortgage Loans based upon provisions therein or upon other rights or remedies arising from any requirements of law applicable to the Mortgage Loans:

            (a) The Indenture Trustee is the holder of the Mortgage Loans only as trustee on behalf of the holders of the Notes, and not as a principal or in any individual or personal capacity.

            (b) The Indenture Trustee shall not be personally liable for, or obligated to pay Mortgagors, any affirmative claims asserted thereby, or responsible to holders of the Notes for any offset defense amounts applied against Mortgage Loan payments, pursuant to such legal actions.

            (c) The Indenture Trustee will pay, solely from available Trust money, affirmative claims for recovery by Mortgagors only pursuant to final judicial orders or judgments, or judicially-approved settlement agreements, resulting from such legal actions against the Trust.

            (d) The Indenture Trustee will comply with judicial orders and judgments which require its actions or cooperation in connection with Mortgagors' legal actions to recover affirmative claims against holders of the Notes.

            (e) The Indenture Trustee will cooperate with and assist the Master Servicer, the Depositor or the Noteholders in their defense of legal actions by Mortgagors to recover affirmative claims if such cooperation and assistance is not contrary to the interests of the Indenture Trustee as a party to such legal actions and if the Indenture Trustee is satisfactorily indemnified for all liability, costs and expenses arising therefrom.

            (f) The Trust hereby agrees to cause the Master Servicer to indemnify, hold harmless and defend the Indenture Trustee from and against any and all liability, loss, costs and expenses of the Indenture Trustee resulting from any affirmative claims for recovery asserted or collected by Mortgagors under the Mortgage Loans and such amounts shall not be a responsibility of the Trust.

                                  ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

            Section 7.01 Trust to Furnish to Indenture Trustee Names and Addresses of Noteholders. The Depositor, on behalf of the Trust, will furnish or cause to be furnished to the Indenture Trustee (a) not more than five (5) days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date,
(b) at
such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Depositor, on behalf of the Trust, of any such request, a list of similar form and content as of a date not more than ten (10) days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

            Section 7.02 Preservation of Information; Communications to Noteholders. (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

            (b) Noteholders may communicate pursuant to TIA ss. 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

            (c) The Trust, the Indenture Trustee and the Note Registrar shall have the protection of TIA ss. 312(c).

            Section 7.03 Reports by Trust. (a) The Indenture Trustee, on behalf of the Trust, shall:

            (i) file with the Commission, copies of the annual reports and copies of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Trust may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

            (ii) file with the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Trust with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

            (iii) transmit by mail to all Noteholders described in TIA ss. 313(c) such summaries of any information, documents and reports required to be filed by the Trust pursuant to clauses (i) and (ii) of this Section 7.03(a) as may be required by rules and regulations prescribed from time to time by the Commission.

            (b) Unless the Depositor, on behalf of the Trust, otherwise determines, the fiscal year of the Trust shall end on December 31 of each year.

            Section 7.04 Reports by Indenture Trustee. If required by TIA ss. 313(a), within 60 days after each December 31, beginning with December 31, 2000, the Indenture Trustee shall mail to each Noteholder as required by TIA ss. 313(c) a brief report dated as of such date that complies with TIA ss. 313(a). The Indenture Trustee also shall comply with TIA ss. 313(b).

            A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Depositor, on behalf of the Trust, shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

                                  ARTICLE VIII

                           DISBURSEMENTS AND RELEASES

            Section 8.01 Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture and the Sale and Servicing Agreement. The Indenture Trustee shall apply all such money received by it as provided in this Indenture and the Sale and Servicing Agreement. Except as otherwise expressly provided in this Indenture or in the Sale and Servicing Agreement, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may, take such action (after the applicable cure period) as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

            Section 8.02 Release of Trust Estate. (a) Subject to Section 8.03 and the payment of its fees and expenses pursuant to Section 6.07, the Indenture Trustee may, and when required by the Trust and the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture or the Sale and Servicing Agreement. No party relying upon an instrument executed by the Indenture Trustee as provided in this
Article VI shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

            (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture and release to the Trust or any other Person entitled thereto any funds then on deposit in the Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.02(b) only upon receipt of an Issuer Request, delivered at the direction of the Depositor, accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates (each provided by the Depositor, on behalf of the Trust) in accordance with TIA ss.ss. 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.01(a).

            (c) Notwithstanding the foregoing, the Indenture Trustee shall release Mortgage Loans from the lien of this Indenture pursuant to the terms of the Sale and Servicing Agreement.

            Section 8.03 Opinion of Counsel. The Indenture Trustee shall receive at least seven (7) days' notice when requested by the Depositor, on behalf of the Trust, to take any action pursuant to Section 8.02(a), accompanied by copies of any instruments involved, and the

Indenture Trustee shall also require as a condition to such action, an Opinion of Counsel, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

            Section 9.01 Supplemental Indentures Without Consent of Noteholders. (a) Without the consent of the Noteholders, the Trust and the Indenture Trustee, when authorized by an Issuer Order, at the direction of the Depositor, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

            (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

            (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Trust, and the assumption by any such successor of the covenants of the Trust herein and in the Notes contained;

            (iii) to add to the covenants of the Trust, for the benefit of the Noteholders, or to surrender any right or power herein conferred upon the Trust;

            (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

            (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not (1) adversely affect the interests of the Noteholders or (2) result in a reduction of the then-current rating on the Notes;

            (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee pursuant to the requirements of Article VI hereof; or

            (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

            The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

            (b) The Trust and the Indenture Trustee, when authorized by an Issuer Order, at the direction of the Depositor, may, without the consent of any of the Noteholders, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that such action shall not (1) reduce the then-current rating on the Notes or
(2) as evidenced by an Opinion of Counsel addressed to the Indenture Trustee, materially and adversely affect the interests of any Noteholder.

            Section 9.02 Supplemental Indentures with Consent of Noteholders. The Trust and the Indenture Trustee, when authorized by an Issuer Order, at the direction of the Depositor, also may, with prior notice to the Rating Agencies, and with the consent of the Noteholders of at least 51% of the Outstanding Note Principal Balance or Percentage Interests of each Class of Notes, by Act of such Noteholders delivered to the Trust and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that, no such supplemental indenture shall, without the consent of the Noteholder of each Outstanding Note affected thereby:

            (a) change the date of payment of any installment of principal of or interest on (or with respect to the Class P Notes, Prepayment Charges) any Note, or reduce the principal amount thereof, the interest rate thereon, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable;

            (b) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

            (c) reduce the percentage of the Outstanding Note Principal Balance or Percentage Interests of the Notes, the consent of the Noteholders of which is required for any such supplemental indenture, or the consent of the Noteholders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

            (d) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

            (e) reduce the percentage of the Outstanding Note Principal Balance or Percentage Interests of the Notes required to direct the Indenture Trustee to direct the Trust to sell or liquidate the Trust Estate pursuant to Section 5.03 hereof;

            (f) modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Transaction Documents cannot be modified or waived without the consent of the Noteholder of each Note affected thereby;

            (g) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

            (h) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein or in any of the other Transaction Documents, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Noteholder of any Note of the security provided by the lien of this Indenture.

            The Indenture Trustee may determine whether or not any Notes would be adversely affected by any supplemental indenture upon receipt of an Opinion of Counsel to that effect, including as to whether execution of the Supplemental Indenture will cause the Trust to continue to qualify as a REMIC, and any such determination shall be conclusive upon all Noteholders, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

            It shall not be necessary for any Act of Noteholders under this
Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

            Promptly after the execution by the Trust and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Noteholders to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

            Section 9.03 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to the terms of the Sale and Servicing Agreement, shall be fully protected in relying upon, an Opinion of Counsel (and, if requested, an Officer's Certificate) stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

            Section 9.04 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Trust and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

            Section 9.05 Conformity With Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this
Article VII shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

            Section 9.06 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Trust or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Trust, to any such supplemental indenture may be prepared and executed by the Trust and authenticated and delivered by the Indenture Trustee in exchange for the Notes.

                                   ARTICLE X

                               REDEMPTION OF NOTES

            Section 10.01 Redemption. (a) The Notes are subject to redemption following the transfer, under the conditions specified in Article VIII of the Sale and Servicing Agreement, to the Terminator of the Trust. Upon termination in accordance with clause (i) of Section 8.01(a) of the Sale and Servicing Agreement, the Indenture Trustee shall execute such documents and instruments of transfer presented by the Terminator, in each case without recourse, representation or warranty, and take such other actions as the Terminator may reasonably request to effect the transfer of the Mortgage Loans to the Terminator.

            (b) On the Redemption Date, the Holders of the Class A and Mezzanine Notes will be entitled to receive an amount equal to the sum of the Outstanding Note Principal Balance of the related Notes and accrued and unpaid interest thereon (including any Supplemental Interest Amounts) at the related Formula Rate through the day preceding the Redemption Date.

            (c) Promptly following any such purchase, the Indenture Trustee will release the Mortgage Files to the Terminator, or otherwise upon its order, in a manner similar to that described in Section 3.16 of the Sale and Servicing Agreement.

            (d) If the Notes are to be redeemed, the Terminator shall furnish notice of such election to the Indenture Trustee not later than 15 days prior to the Redemption Date and the Terminator shall deposit with the Indenture Trustee in the Payment Account the Termination Price not less than three (3) Business Days prior to the Redemption Date whereupon all such Notes shall be due and payable on the Redemption Date upon the furnishing of the notice described in
Section 10.03.

            Section 10.02 Surrender of Notes. (a) Notice of any termination, specifying the Payment Date (which shall be a date that would otherwise be a Payment Date) upon which the Noteholders may surrender their Notes to the Indenture Trustee for payment of the final distribution and cancellation, shall be given promptly by the Indenture Trustee (upon receipt of written directions from the Terminator, if the Terminator is exercising its right to transfer of the Mortgage Loans, given not later than the first day of the month preceding the month of such final distribution) to the Master Servicer and by letter to Noteholders mailed not earlier than the 1st day and not later than the 10th day of the month of such final distribution specifying (i) the Payment Date upon which final distribution of the Notes will be made upon presentation and surrender of the Notes at the office or agency of the Indenture Trustee therein designated, (ii) the amount of any such final distribution and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, distributions being made only upon presentation and surrender of the Notes at the office or agency of the Indenture Trustee therein specified.

            (b) Any money held by the Indenture Trustee in trust for the payment of any amount due with respect to any Note and remaining unclaimed by the related Noteholder for the period then specified in the escheat laws of the State of New York after such amount has become due and payable shall be discharged from such trust and be paid to the Noteholders; and such Noteholder shall thereafter, as an unsecured general creditor, look only to the Noteholders for payment thereof (but only to the extent of the amounts so paid to the Noteholders), and all liability of the Indenture Trustee with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee, before being required to make any such payment, shall at the expense of the Trust cause to be published once, in the eastern edition of The Wall Street Journal, notice that such money remains unclaimed and that, after a date specified therein, which shall be not fewer than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the Noteholders. The Indenture Trustee shall, at the direction of the Terminator, also adopt and employ, at the expense of the Trust, any other reasonable means of notification of such payment (including, but not limited to, mailing notice of such payment to Noteholders whose right to or interest in monies due and payable but not claimed is determinable from the Note Register at the last address of record for each such Noteholder).

            Section 10.03 Form of Redemption Notice. (a) Notice of redemption supplied to the Indenture Trustee by the Terminator under Section 10.01 shall be given by the Indenture Trustee by facsimile or by first-class mail, postage prepaid, transmitted or mailed prior to the applicable Redemption Date to each Noteholder of record, as of the close of business on the date which is not less than five (5) days prior to the applicable Redemption Date, at such Noteholder's address appearing in the Note Register.

            (b) All notices of redemption shall state:

            (i) the Redemption Date;

            (ii) the Termination Price;

            (iii) that the Record Date otherwise applicable to such Redemption Date is not applicable and that payments shall be made only upon presentation and surrender of such Notes at the place where such Notes are to be surrendered for payment (which shall be the office or agency of the Trust to be maintained as provided in Section 3.02); and

            (iv) that interest on the Notes shall cease to accrue on the Redemption Date.

            (c) Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Trust. Failure to give notice of redemption, or any defect therein, to any Noteholder shall not impair or affect the validity of the redemption of any other Note.

            Section 10.04 Notes Payable on Redemption Date. The Notes to be redeemed shall, following notice of redemption as required by Section 10.03, on the Redemption Date become due and payable and (unless the Trust shall default in the payment of the Notes) no interest shall accrue on the Notes for any period after the date to which accrued interest is calculated for purposes of calculating the amount due and payable on the Notes.

                                   ARTICLE XI

                                  MISCELLANEOUS

            Section 11.01 Compliance Certificates and Opinions, etc. Upon any application or request by the Trust (or any Person acting on behalf of the Trust) to the Indenture Trustee to take any action under any provision of this Indenture, and where specified in this Indenture, the Trust (or such Person acting on behalf of the Trust) shall furnish to the Indenture Trustee if the application or request is made to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel addressed to the Indenture Trustee stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 11.01, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (a) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (b) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

            Section 11.02 Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an Authorized Officer of the Trust may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Master Servicer, the Depositor or the Trust, stating that the information with respect to such factual matters is in the possession of the Master Servicer, the Depositor or the Trust, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Trust shall deliver any document as a condition of the granting of such application, or as evidence of the Trust's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Trust to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to conclusively rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

            Section 11.03 Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Trust. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Indenture Trustee and the Trust, if made in the manner provided in this Section 11.03.

            (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any customary manner of the Indenture Trustee.

            (c) The ownership of Notes shall be proved by the Note Register.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Noteholder shall bind the Noteholder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Note.

            Section 11.04 Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

            Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

            In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

            Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder.

            Section 11.05 Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Depositor, on behalf of the Trust, may enter into any agreement with any Noteholder providing for a method of payment, or notice by the Indenture Trustee or any Note Paying Agent to such Noteholder, that is different from the methods provided for in this Indenture for such payments or notices, provided that such methods are reasonable and consented to by the Indenture Trustee (which consent shall not be unreasonably withheld). The Depositor, on behalf of the Trust, will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

            Section 11.06 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

            The provisions of TIA ss.ss. 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

            Section 11.07 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

            Section 11.08 Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Trust shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors.

            Section 11.09 Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            Section 11.10 Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder the Noteholders, and any other party secured hereunder, and any other person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

            Section 11.11 Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

            Section 11.12 GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 11.13 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            Section 11.14 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Indenture Trustee, on behalf of the Trust, and at the Trust's expense accompanied by an Opinion of Counsel (which may be counsel to the Trust or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

            Section 11.15 Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Trust, the Depositor, the Seller, the Master Servicer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Depositor, the Seller, the Master Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Trust or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Depositor, the Seller, the Master Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Trust, the Depositor, the Seller, the Master Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Depositor, the Seller, the Master Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Trust hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI and VII of the Trust Agreement.

            Section 11.16 Bankruptcy Petitions. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Transaction Documents, unless such action has been authorized by the Noteholders of each Class voting as separate classes and owning at least a majority of the Percentage Interests in each Class.

            Section 11.17 Inspection. The Trust agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Trust's normal business hours, to examine all the books of account, records, reports, and other papers of the Trust, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Trust's affairs, finances and accounts with the Trust's officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

            Section 11.18 Usury. The amount of interest payable or paid on any Note under the terms of this Indenture shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of New York or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable New York laws, which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Note exceeds the Highest Lawful Rate, the Trust stipulates that such excess amount will be deemed to have been paid to the Note Owner as a result of an error on the part of the Indenture Trustee acting on behalf of the Trust and the Note Owner receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Indenture Trustee on behalf of the Trust, refund the amount of such excess or, at the option of such Note Owner, apply the excess to the payment of principal of such Note, if any, remaining unpaid. In addition, all sums paid or agreed to be paid to the Indenture Trustee for the benefit of Note Owners for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Notes.

            Section 11.19 Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Trust under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company individually or personally to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Indenture and by any person claiming by, through or under them and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaking by the Trust under this Indenture or any related documents.

            Section 11.20 Rules by Indenture Trustee. The Indenture Trustee may make reasonable rules for any meeting of Noteholders.

                 [Remainder of Page Intentionally Left Blank]

            IN WITNESS WHEREOF, the Trust and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, hereunto duly authorized, all as of the day and year first above written.

                                   MORGAN STANLEY ABS CAPITAL I TRUST 2000-1

                                   By: WILMINGTON TRUST COMPANY, not in its
                                       individual capacity but solely as
                                       Owner Trustee,



                                   By: /S/
                                      ------------------------------------
                                       Name:   Patricia A. Evans
                                       Title:  Senior Financial Services Officer


                                   BANKERS TRUST COMPANY OF CALIFORNIA,
                                       N.A., not in its individual capacity
                                       but solely as Indenture Trustee,



                                   By: /S/
                                      ------------------------------------
                                       Name:   David Co
                                       Title:  Vice President

                                                                       EXHIBIT A

                              FORM OF CLASS A NOTE

                                  CLASS A NOTE



Registered:                                       Initial Note Principal Balance
No. A-__                                                               $________



                                                             CUSIP No. _________

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE PRINCIPAL BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                    MORGAN STANLEY ABS CAPITAL I TRUST 2000-1
                 MORTGAGE LOAN ASSET-BACKED NOTES, SERIES 2000-1
                                  CLASS A NOTES

            MORGAN STANLEY ABS CAPITAL I TRUST 2000-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Trust"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _________________ ($___________), such amount payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is Initial Note Principal Balance set forth above and the denominator of which is $___________, by (ii) the aggregate amount, if any, payable from the Payment Account in respect of principal on the Notes pursuant to Section 4.01(c) of the Sale and Servicing Agreement, dated as of July 1, 2000 (the "Sale and Servicing Agreement"), among the Trust, Morgan Stanley ABS Capital I Trust 2000-1N, Morgan Stanley ABS Capital I, Inc., as depositor, Long Beach Mortgage Company, as originator and master servicer (the "Master Servicer"), and Bankers Trust Company of California, N.A., as indenture trustee; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the [Month], 20__ Payment Date (the "Final Scheduled Payment Date").

            This Note is one of a duly authorized issue of indebtedness of the Trust, designated as its Mortgage Loan Asset-Backed Notes, Series 2000-1 (herein called the "Notes"), issued under an Indenture dated as of July 1, 2000 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Trust, as issuer, and Bankers Trust Company of California, N.A., as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Trust, the Indenture Trustee and the Noteholders. The Notes are being issued in several classes, including the Class A Notes, the Class M-1 Notes, the Class M-2 Notes, the Class B-1 Notes, the Class C Notes, the Class S Notes and the Class P Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, or the Sale and Servicing Agreement shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended or the Sale and Servicing Agreement, as the case may be.

            SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS NOTE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS (SECTIONS 860A THROUGH 860G) OF THE CODE.

            Each Noteholder or Note Owner, by acceptance of this Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees (1) to treat the Notes as indebtedness for purposes of federal income, state and local income and franchise and any other tax purposes and (2) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Trust, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Depositor, the Seller, the Master Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Trust or (iii) any owner, beneficiary, agent, officer, director or employee of the Depositor, the Seller, the Master Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Trust, the Depositor, the Seller, the Master Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity or of any successor or assign of the Depositor, the Seller, the Master Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

            Each Note Owner, by acceptance of a beneficial interest in a Note, shall be deemed to represent either (i) that it is not (A) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA or (B) a plan (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code (each of the foregoing, a "Benefit Plan"), and is not acting on behalf of or investing the assets of a Benefit Plan, or (ii) that its acquisition and continued holding of the Note will be covered by a U.S. Department of Labor Prohibited Transaction Class Exemption.

            The Notes are and will be secured by the Trust Estate pledged as security therefor as provided in the Indenture.

            Principal of the Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing August 25, 2000. The term "Payment Date," shall be deemed to include the Final Scheduled Payment Date.

            Until the principal of this Note is paid or made available for payment, the Trust will pay interest on this Note at the adjustable-rate per annum provided in the Sale and Servicing Agreement on each Payment Date on the Note Principal Balance of this Note outstanding on the day immediately preceding the related Payment Date (after giving effect to all payments of principal on this Note made on the preceding Payment Date). Interest on this Note will accrue for each Payment Date during the period from and including the preceding Payment Date (or in the case of the August 2000 Payment Date, from and including the Closing Date) to but excluding the current Payment Date. Interest will be computed on the actual number of days in the related Interest Accrual Period divided by 360 days.

            As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Payment Date and the Redemption Date, if any, pursuant to the Indenture. Notwithstanding the foregoing, if an Event of Default has occurred and shall be continuing the Notes may be declared immediately due and payable. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

            Payments of interest on this Note that are due and payable on each Payment Date, together with the installment of principal, if any, to the extent such payment is not the final payment of this Note, shall be made by check mailed to the Person whose name appears as the Noteholder (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Trust, will notify the Person who was the Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes.

            The Trust shall pay interest on overdue installments of interest at the Note Formula Rate to the extent lawful.

            The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Trust with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

            As provided in the Indenture, the Notes may be redeemed pursuant to the terms of the Sale and Servicing Agreement of even date herewith, in whole, but not in part, at the option of the Terminator, if the aggregate Stated Principal Balance of the Mortgage Loans and each REO Property remaining in the Trust Estate at the time of such election is less than 10% of the Original Scheduled Principal Balance of the Mortgage Loans.

            As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Trust pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Depositor, or the Trust or join in any institution against the Depositor, or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Transaction Documents.

            Prior to the due presentment for registration of transfer of this Note, the Trust, the Indenture Trustee and any agent of the Trust, the Indenture Trustee shall treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this

Note be overdue, and neither the Trust, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Trust and the rights of the Noteholders under the Indenture at any time by the Trust with the prior written consent of the Noteholders representing a majority of the Outstanding Note Principal Balance of the Notes. Any such consent or waiver by the Noteholder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders issued thereunder.

            The term "Trust" as used in this Note includes any successor to the Trust under the Indenture.

            The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

            This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Trust, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

            Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the other Transaction Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Trust, nor any of their respective beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Trust for the sole purposes of binding the interests of the Trust in the assets of the Trust. The Noteholder by the acceptance hereof agrees that except as expressly provided in the Indenture or the Transaction Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Trust for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

            Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Trust has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  July __, 2000

                                    MORGAN STANLEY ABS CAPITAL I TRUST 2000-1

                                    By: WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely as
                                        Owner Trustee under the Trust
                                        Agreement

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:

              INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  July __, 2000

                                          BANKERS TRUST COMPANY OF
                                          CALIFORNIA, N.A., not in its
                                          individual capacity but solely as
                                          Indenture Trustee

                                          By:
                                             ----------------------------------
                                               Authorized Signatory

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee.

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:


              -------------------------------------------------
                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                      (1)
      ------------------                        ----------------------------
                                                    Signature Guaranteed:

------------------------                        ----------------------------

















------------------
(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT B

                             FORM OF CLASS M-1 NOTE

                                 CLASS M-1 NOTE

Registered:                                       Initial Note Principal Balance
No. M-1-__                                                              $_______



                                                              CUSIP No. ________

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THIS NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933. AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS NOTE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 2.03 OF THE INDENTURE REFERRED TO HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                    MORGAN STANLEY ABS CAPITAL I TRUST 2000-1
                 MORTGAGE LOAN ASSET-BACKED NOTES, SERIES 2000-1
                                 CLASS M-1 NOTES

            MORGAN STANLEY ABS CAPITAL I TRUST 2000-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Trust"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _________________ ($___________), such amount payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is Initial

Note Principal Balance set forth above and the denominator of which is $___________, by (ii) the aggregate amount, if any, payable from the Payment Account in respect of principal on the Notes pursuant to Section 4.01(c) of the Sale and Servicing Agreement, dated as of July 1, 2000 (the "Sale and Servicing Agreement"), among the Trust, Morgan Stanley ABS Capital I Trust 2000-1N, Morgan Stanley ABS Capital I, Inc., as depositor, Long Beach Mortgage Company, as originator and master servicer (the "Master Servicer"), and Bankers Trust Company of California, N.A., as indenture trustee; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the [Month], 20__ Payment Date (the "Final Scheduled Payment Date").

            This Note is one of a duly authorized issue of indebtedness of the Trust, designated as its Mortgage Loan Asset-Backed Notes, Series 2000-1 (herein called the "Notes"), issued under an Indenture dated as of July 1, 2000 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Trust, as issuer, and Bankers Trust Company of California, N.A., as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Trust, the Indenture Trustee and the Noteholders. The Notes are being issued in several classes, including the Class A Notes, the Class M-1 Notes, the Class M-2 Notes, the Class B-1 Notes, the Class C Notes, the Class S Notes and the Class P Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, or the Sale and Servicing Agreement shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended or the Sale and Servicing Agreement, as the case may be.

            SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS NOTE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS (SECTIONS 860A THROUGH 860G) OF THE CODE.

            THIS CLASS M-1 NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A NOTES, AS MORE FULLY DESCRIBED IN THE SALE AND SERVICING AGREEMENT.

            Each Noteholder or Note Owner, by acceptance of this Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees (1) to treat the Notes as indebtedness for purposes of federal income, state and local income and franchise and any other tax purposes and (2) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Trust, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Depositor, the Seller, the Master Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Trust or (iii) any owner, beneficiary, agent, officer, director or employee of the Depositor, the Seller, the Master Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Trust, the Depositor, the Seller, the Master Servicer, the Indenture Trustee or the

Owner Trustee in its individual capacity or of any successor or assign of the Depositor, the Seller, the Master Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

            Each Note Owner shall be deemed to represent that it is a "qualified institutional buyer" as defined under Rule 144A under the Securities Act and that it will not transfer such Note other than to a transferee who is a qualified institutional buyer.

            Each Note Owner, by acceptance of a beneficial interest in a Note, shall be deemed to represent either (i) that it is not (A) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA or (B) a plan (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code (each of the foregoing, a "Benefit Plan"), and is not acting on behalf of or investing the assets of a Benefit Plan, or (ii) that its acquisition and continued holding of the Note will be covered by a U.S. Department of Labor Prohibited Transaction Class Exemption.

            The Notes are and will be secured by the Trust Estate pledged as security therefor as provided in the Indenture.

            Principal of the Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing August 25, 2000. The term "Payment Date," shall be deemed to include the Final Scheduled Payment Date.

            Until the principal of this Note is paid or made available for payment, the Trust will pay interest on this Note at the adjustable-rate per annum provided in the Sale and Servicing Agreement on each Payment Date on the Note Principal Balance of this Note outstanding on the day immediately preceding the related Payment Date (after giving effect to all payments of principal on this Note made on the preceding Payment Date). Interest on this Note will accrue for each Payment Date during the period from and including the preceding Payment Date (or in the case of the August 2000 Payment Date, from and including the Closing Date) to but excluding the current Payment Date. Interest will be computed on the actual number of days in the related Interest Accrual Period divided by 360 days.

            As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Payment Date and the Redemption Date, if any, pursuant to the Indenture. Notwithstanding the foregoing, if an Event of Default has occurred and shall be continuing the Notes may be declared immediately due and payable. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

            Payments of interest on this Note that are due and payable on each Payment Date, together with the installment of principal, if any, to the extent such payment is not the final payment of this Note, shall be made by check mailed to the Person whose name appears as the

Noteholder (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Trust, will notify the Person who was the Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes.

            The Trust shall pay interest on overdue installments of interest at the Note Formula Rate to the extent lawful.

            The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Trust with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

            As provided in the Indenture, the Notes may be redeemed pursuant to the terms of the Sale and Servicing Agreement of even date herewith, in whole, but not in part, at the option of the Terminator, if the aggregate Stated Principal Balance of the Mortgage Loans and each REO Property remaining in the Trust Estate at the time of such election is less than 10% of the Original Scheduled Principal Balance of the Mortgage Loans.

            As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Trust pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Depositor, or the Trust or join in any institution against the Depositor, or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Transaction Documents.

            Prior to the due presentment for registration of transfer of this Note, the Trust, the Indenture Trustee and any agent of the Trust, the Indenture Trustee shall treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Trust, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Trust and the rights of the Noteholders under the Indenture at any time by the Trust with the prior written consent of the Noteholders representing a majority of the Outstanding Note Principal Balance of the Notes. Any such consent or waiver by the Noteholder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders issued thereunder.

            The term "Trust" as used in this Note includes any successor to the Trust under the Indenture.

            The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

            This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Trust, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

            Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the other Transaction Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Trust, nor any of their respective beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Trust for the sole purposes of binding the interests of the Trust in the assets of the Trust. The Noteholder by the acceptance hereof agrees that except as expressly provided in the Indenture or the Transaction Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Trust for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

            Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Trust has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  July __, 2000

                                    MORGAN STANLEY ABS CAPITAL I TRUST 2000-1

                                    By: WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely as
                                        Owner Trustee under the Trust
                                        Agreement

                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:

              INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  July __, 2000

                                          BANKERS TRUST COMPANY OF
                                          CALIFORNIA, N.A., not in its
                                          individual capacity but solely as
                                          Indenture Trustee

                                          By:
                                             -----------------------------------
                                             Authorized Signatory

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee.

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

              -------------------------------------------------
                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                      (2)
      ------------------                        ----------------------------
                                                    Signature Guaranteed:

------------------------                        ----------------------------













----------------
(2) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT C

                             FORM OF CLASS M-2 NOTE

                                 CLASS M-2 NOTE

Registered:                                       Initial Note Principal Balance
No. M-2-__                                                             $________



                                                              CUSIP No. ________

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THIS NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933. AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS NOTE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 2.03 OF THE INDENTURE REFERRED TO HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                  MORGAN STANLEY ABS CAPITAL I TRUST 2000-1
               MORTGAGE LOAN ASSET-BACKED NOTES, SERIES 2000-1
                                 CLASS M-2 NOTES

            MORGAN STANLEY ABS CAPITAL I TRUST 2000-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Trust"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _________________ ($___________), such amount payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is Initial

Note Principal Balance set forth above and the denominator of which is $___________, by (ii) the aggregate amount, if any, payable from the Payment Account in respect of principal on the Notes pursuant to Section 4.01(c) of the Sale and Servicing Agreement, dated as of July 1, 2000 (the "Sale and Servicing Agreement"), among the Trust, Morgan Stanley ABS Capital I Trust 2000-1N, Morgan Stanley ABS Capital I, Inc., as depositor, Long Beach Mortgage Company, as originator and master servicer (the "Master Servicer"), and Bankers Trust Company of California, N.A., as indenture trustee; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the [Month], 20__ Payment Date (the "Final Scheduled Payment Date").

            This Note is one of a duly authorized issue of indebtedness of the Trust, designated as its Mortgage Loan Asset-Backed Notes, Series 2000-1 (herein called the "Notes"), issued under an Indenture dated as of July 1, 2000 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Trust, as issuer, and Bankers Trust Company of California, N.A., as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Trust, the Indenture Trustee and the Noteholders. The Notes are being issued in several classes, including the Class A Notes, the Class M-1 Notes, the Class M-2 Notes, the Class B-1 Notes, the Class C Notes, the Class S Notes and the Class P Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, or the Sale and Servicing Agreement shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended or the Sale and Servicing Agreement, as the case may be.

            SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS NOTE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS (SECTIONS 860A THROUGH 860G) OF THE CODE.

            THIS CLASS M-2 NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A NOTES AND THE CLASS M-1 NOTES, AS MORE FULLY DESCRIBED IN THE SALE AND SERVICING AGREEMENT.

            Each Noteholder or Note Owner, by acceptance of this Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees (1) to treat the Notes as indebtedness for purposes of federal income, state and local income and franchise and any other tax purposes and (2) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Trust, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Depositor, the Seller, the Master Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Trust or (iii) any owner, beneficiary, agent, officer, director or employee of the Depositor, the Seller, the Master Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Trust, the Depositor, the Seller, the Master Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity or of any successor or assign of the Depositor, the Seller, the Master Servicer, the Indenture Trustee, or the

Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

            Each Note Owner shall be deemed to represent that it is a "qualified institutional buyer" as defined under Rule 144A under the Securities Act and that it will not transfer such Note other than to a transferee who is a qualified institutional buyer.

            Each Note Owner, by acceptance of a beneficial interest in a Note, shall be deemed to represent either (i) that it is not (A) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA or (B) a plan (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code (each of the foregoing, a "Benefit Plan"), and is not acting on behalf of or investing the assets of a Benefit Plan, or (ii) that its acquisition and continued holding of the Note will be covered by a U.S. Department of Labor Prohibited Transaction Class Exemption.

            The Notes are and will be secured by the Trust Estate pledged as security therefor as provided in the Indenture.

            Principal of the Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing August 25, 2000. The term "Payment Date," shall be deemed to include the Final Scheduled Payment Date.

            Until the principal of this Note is paid or made available for payment, the Trust will pay interest on this Note at the adjustable-rate per annum provided in the Sale and Servicing Agreement on each Payment Date on the Note Principal Balance of this Note outstanding on the day immediately preceding the related Payment Date (after giving effect to all payments of principal on this Note made on the preceding Payment Date). Interest on this Note will accrue for each Payment Date during the period from and including the preceding Payment Date (or in the case of the August 2000 Payment Date, from and including the Closing Date) to but excluding the current Payment Date. Interest will be computed on the actual number of days in the related Interest Accrual Period divided by 360 days.

            As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Payment Date and the Redemption Date, if any, pursuant to the Indenture. Notwithstanding the foregoing, if an Event of Default has occurred and shall be continuing the Notes may be declared immediately due and payable. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

            Payments of interest on this Note that are due and payable on each Payment Date, together with the installment of principal, if any, to the extent such payment is not the final payment of this Note, shall be made by check mailed to the Person whose name appears as the

Noteholder (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Trust, will notify the Person who was the Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes.

            The Trust shall pay interest on overdue installments of interest at the Note Formula Rate to the extent lawful.

            The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Trust with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

            As provided in the Indenture, the Notes may be redeemed pursuant to the terms of the Sale and Servicing Agreement of even date herewith, in whole, but not in part, at the option of the Terminator, if the aggregate Stated Principal Balance of the Mortgage Loans and each REO Property remaining in the Trust Estate at the time of such election is less than 10% of the Original Scheduled Principal Balance of the Mortgage Loans.

            As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Trust pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Depositor, or the Trust or join in any institution against the Depositor, or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Transaction Documents.

            Prior to the due presentment for registration of transfer of this Note, the Trust, the Indenture Trustee and any agent of the Trust, the Indenture Trustee shall treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Trust, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Trust and the rights of the Noteholders under the Indenture at any time by the Trust with the prior written consent of the Noteholders representing a majority of the Outstanding Note Principal Balance of the Notes. Any such consent or waiver by the Noteholder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders issued thereunder.

            The term "Trust" as used in this Note includes any successor to the Trust under the Indenture.

            The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

            This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Trust, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

            Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the other Transaction Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Trust, nor any of their respective beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Trust for the sole purposes of binding the interests of the Trust in the assets of the Trust. The Noteholder by the acceptance hereof agrees that except as expressly provided in the Indenture or the Transaction Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Trust for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

            Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Trust has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  July __, 2000

                                    MORGAN STANLEY ABS CAPITAL I TRUST 2000-1

                                    By: WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely as
                                        Owner Trustee under the Trust
                                        Agreement

                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:

              INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  July __, 2000

                                          BANKERS TRUST COMPANY OF
                                          CALIFORNIA, N.A., not in its
                                          individual capacity but solely as
                                          Indenture Trustee

                                          By:
                                             -----------------------------------
                                             Authorized Signatory

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee.

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

              -------------------------------------------------
                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                      (3)
      ------------------                        ----------------------------
                                                    Signature Guaranteed:

------------------------                        ----------------------------













----------------
(3) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT D

                             FORM OF CLASS B-1 NOTE

                                 CLASS B-1 NOTE

Registered:                                       Initial Note Principal Balance
No. B-1-__                                                              $_______



                                                              CUSIP No. ________

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THIS NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933. AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS NOTE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 2.03 OF THE INDENTURE REFERRED TO HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                  MORGAN STANLEY ABS CAPITAL I TRUST 2000-1
               MORTGAGE LOAN ASSET-BACKED NOTES, SERIES 2000-1
                                 CLASS B-1 NOTES

            MORGAN STANLEY ABS CAPITAL I TRUST 2000-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Trust"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _________________ ($___________), such amount payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is Initial

Note Principal Balance set forth above and the denominator of which is $___________, by (ii) the aggregate amount, if any, payable from the Payment Account in respect of principal on the Notes pursuant to Section 4.01(c) of the Sale and Servicing Agreement, dated as of July 1, 2000 (the "Sale and Servicing Agreement"), among the Trust, Morgan Stanley ABS Capital I Trust 2000-1N, Morgan Stanley ABS Capital I, Inc., as depositor, Long Beach Mortgage Company, as originator and master servicer (the "Master Servicer"), and Bankers Trust Company of California, N.A., as indenture trustee; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the [Month], 20__ Payment Date (the "Final Scheduled Payment Date").

            This Note is one of a duly authorized issue of indebtedness of the Trust, designated as its Mortgage Loan Asset-Backed Notes, Series 2000-1 (herein called the "Notes"), issued under an Indenture dated as of July 1, 2000 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Trust, as issuer, and Bankers Trust Company of California, N.A., as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Trust, the Indenture Trustee and the Noteholders. The Notes are being issued in several classes, including the Class A Notes, the Class M-1 Notes, the Class M-2 Notes, the Class B-1 Notes, the Class C Notes, the Class S Notes and the Class P Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, or the Sale and Servicing Agreement shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended or the Sale and Servicing Agreement, as the case may be.

            SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS NOTE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS (SECTIONS 860A THROUGH 860G) OF THE CODE.

            THIS CLASS B-1 NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A NOTES, THE CLASS M-1 NOTES AND THE CLASS M-2 NOTES, AS MORE FULLY DESCRIBED IN THE SALE AND SERVICING AGREEMENT.

            Each Noteholder or Note Owner, by acceptance of this Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees (1) to treat the Notes as indebtedness for purposes of federal income, state and local income and franchise and any other tax purposes and (2) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Trust, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Depositor, the Seller, the Master Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Trust or (iii) any owner, beneficiary, agent, officer, director or employee of the Depositor, the Seller, the Master Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Trust, the Depositor, the Seller, the Master Servicer, the Indenture Trustee or the

Owner Trustee in its individual capacity or of any successor or assign of the Depositor, the Seller, the Master Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

            Each Note Owner shall be deemed to represent that it is a "qualified institutional buyer" as defined under Rule 144A under the Securities Act and that it will not transfer such Note other than to a transferee who is a qualified institutional buyer.

            Each Note Owner, by acceptance of a beneficial interest in a Note, shall be deemed to represent either (i) that it is not (A) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA or (B) a plan (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code (each of the foregoing, a "Benefit Plan"), and is not acting on behalf of or investing the assets of a Benefit Plan, or (ii) that its acquisition and continued holding of the Note will be covered by a U.S. Department of Labor Prohibited Transaction Class Exemption.

            The Notes are and will be secured by the Trust Estate pledged as security therefor as provided in the Indenture.

            Principal of the Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing August 25, 2000. The term "Payment Date," shall be deemed to include the Final Scheduled Payment Date.

            Until the principal of this Note is paid or made available for payment, the Trust will pay interest on this Note at the adjustable-rate per annum provided in the Sale and Servicing Agreement on each Payment Date on the Note Principal Balance of this Note outstanding on the day immediately preceding the related Payment Date (after giving effect to all payments of principal on this Note made on the preceding Payment Date). Interest on this Note will accrue for each Payment Date during the period from and including the preceding Payment Date (or in the case of the August 2000 Payment Date, from and including the Closing Date) to but excluding the current Payment Date. Interest will be computed on the actual number of days in the related Interest Accrual Period divided by 360 days.

            As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Payment Date and the Redemption Date, if any, pursuant to the Indenture. Notwithstanding the foregoing, if an Event of Default has occurred and shall be continuing the Notes may be declared immediately due and payable. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

            Payments of interest on this Note that are due and payable on each Payment Date, together with the installment of principal, if any, to the extent such payment is not the final payment of this Note, shall be made by check mailed to the Person whose name appears as the

Noteholder (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Trust, will notify the Person who was the Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes.

            The Trust shall pay interest on overdue installments of interest at the Note Formula Rate to the extent lawful.

            The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Trust with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

            As provided in the Indenture, the Notes may be redeemed pursuant to the terms of the Sale and Servicing Agreement of even date herewith, in whole, but not in part, at the option of the Terminator, if the aggregate Stated Principal Balance of the Mortgage Loans and each REO Property remaining in the Trust Estate at the time of such election is less than 10% of the Original Scheduled Principal Balance of the Mortgage Loans.

            As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Trust pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Depositor, or the Trust or join in any institution against the Depositor, or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Transaction Documents.

            Prior to the due presentment for registration of transfer of this Note, the Trust, the Indenture Trustee and any agent of the Trust, the Indenture Trustee shall treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Trust, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Trust and the rights of the Noteholders under the Indenture at any time by the Trust with the prior written consent of the Noteholders representing a majority of the Outstanding Note Principal Balance of the Notes. Any such consent or waiver by the Noteholder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders issued thereunder.

            The term "Trust" as used in this Note includes any successor to the Trust under the Indenture.

            The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

            This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Trust, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

            Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the other Transaction Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Trust, nor any of their respective beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Trust for the sole purposes of binding the interests of the Trust in the assets of the Trust. The Noteholder by the acceptance hereof agrees that except as expressly provided in the Indenture or the Transaction Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Trust for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

            Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Trust has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  July __, 2000

                                    MORGAN STANLEY ABS CAPITAL I TRUST 2000-1

                                    By: WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely as
                                        Owner Trustee under the Trust
                                        Agreement

                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:

              INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  July __, 2000

                                          BANKERS TRUST COMPANY OF
                                          CALIFORNIA, N.A., not in its
                                          individual capacity but solely as
                                          Indenture Trustee

                                          By:
                                             -----------------------------------
                                             Authorized Signatory

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee.

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

              -------------------------------------------------
                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                      (4)
      ------------------                        ----------------------------
                                                    Signature Guaranteed:

------------------------                        ----------------------------










----------------
(4) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT E

                              FORM OF CLASS C NOTE

                                  CLASS C NOTE

Registered:                                                  Percentage Interest
No. C-__                                                                 ______%



THIS NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS NOTE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OF THE SECURITIES ACT, AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 2.03 OF THE INDENTURE REFERRED TO HEREIN.

THIS CLASS C NOTE IS AN INTEREST-ONLY SECURITY AND THE HOLDER OF THIS NOTE IS NOT ENTITLED TO RECEIVE PAYMENTS OF PRINCIPAL.

                    MORGAN STANLEY ABS CAPITAL I TRUST 2000-1
                 MORTGAGE LOAN ASSET-BACKED NOTES, SERIES 2000-1
                                  CLASS C NOTES

            MORGAN STANLEY ABS CAPITAL I TRUST 2000-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Trust"), for value received, hereby promises to pay to ___________________________, or registered assigns, the Class C Payment Amount with respect thereto, such amount payable on each Payment Date in an amount equal to the result obtained by multiplying (i) the Percentage Interest set forth above by (ii) the aggregate amount, if any, payable from the Payment Account in respect thereof on the Class C Notes pursuant to Section 4.01(d) of the Sale and Servicing Agreement, dated as of July 1, 2000 (the "Sale and Servicing Agreement"), among the Trust, Morgan Stanley ABS Capital I Trust 2000-1N, Morgan Stanley ABS Capital I, Inc., as depositor, Long Beach Mortgage Company, as originator and master servicer (the "Master Servicer"), and Bankers Trust Company of California, N.A., as indenture trustee.

            This Note is one of a duly authorized issue of indebtedness of the Trust, designated as its Mortgage Loan Asset-Backed Notes, Series 2000-1 (herein called the "Notes"), issued under an Indenture dated as of July 1, 2000 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Trust, as issuer, and Bankers Trust Company of California, N.A., as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Trust, the Indenture Trustee and the Noteholders. The Notes are being issued in several classes, including the Class A Notes, the Class M-1 Notes, the Class M-2 Notes, the Class B-1 Notes, the Class C Notes, the Class S Notes and the Class P Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, or the Sale and Servicing Agreement shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended or the Sale and Servicing Agreement, as the case may be.

            SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS NOTE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS (SECTIONS 860A THROUGH 860G) OF THE CODE.

            THIS CLASS C NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A NOTES, THE CLASS M-1 NOTES, THE CLASS M-2 NOTES AND THE CLASS B-1 NOTES, AS MORE FULLY DESCRIBED IN THE SALE AND SERVICING AGREEMENT.

            Each Noteholder, by acceptance of this Note, covenants and agrees
(1) to treat the Notes as indebtedness for purposes of federal income, state and local income and franchise and any other income taxes and (2) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Trust, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Depositor, the Seller, the Master Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Trust or (iii) any owner, beneficiary, agent, officer, director or employee of the Depositor, the Seller, the Master Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Trust, the Depositor, the Seller, the Master Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity or of any successor or assign of the Depositor, the Seller, the Master Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

      No transfer, sale, pledge or other disposition of this Note or interest herein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this
Note is to be made without registration under the Securities Act, then the Indenture Trustee shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) (i) a certificate from the Noteholder desiring to effect such transfer stating that the Noteholder reasonably believes the transferee is a "qualified institutional buyer," which certificate shall be substantially in the form attached as Exhibit J-1 to the Indenture and (ii) a certificate from such Noteholder's prospective transferee stating that the transferee is a "qualified institutional buyer," which certificate shall be substantially in the form attached as Exhibit J-2 to the Indenture. None of the Trust, the Depositor or the Indenture Trustee is obligated to register or qualify any Notes under the Securities Act or any other securities law or to take any action not otherwise required under the Indenture to permit the transfer of this Note or interest herein without registration or qualification.

            Each Note Owner, by acceptance of a beneficial interest in a Note, shall be deemed to represent that it is not (A) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA or (B) a plan (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code (each of the foregoing, a "Benefit Plan"), and is not acting on behalf of or investing the assets of a Benefit Plan, or
(ii) that its acquisition and continued holding of the Note will be covered by a U.S. Department of Labor Prohibited Transaction Class Exemption.

            The Notes are and will be secured by the Trust Estate pledged as security therefor as provided in the Indenture.

            "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing August 25, 2000. The term "Payment Date," shall be deemed to include the Final Scheduled Payment Date.

            Until the Notional Balance of this Note is paid or made available for payment, the Trust will pay interest on this Note at the adjustable-rate per annum provided in the Sale and Servicing Agreement on each Payment Date on the Notional Balance of this Note outstanding on the day immediately preceding the related Payment Date (after giving effect to all payments of principal on this Note made on the preceding Payment Date). Interest on this Note will accrue for each Payment Date during the period from and including the preceding Payment Date (or in the case of the August 2000 Payment Date, from and including the Closing Date) to but excluding the current Payment Date. Interest will be computed on the actual number of days in the related Interest Accrual Period divided by 360 days.

            Payments of interest on this Note that are due and payable on each Payment Date, to the extent such payment is not the final payment of this Note, shall be made by check mailed to the Person whose name appears as the Noteholder (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes with a Percentage Interest of 20% or greater, if the Holder has previously provided wire instructions in writing to the Indenture Trustee, payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the Notional Balance of this Note (or any one or more Predecessor Notes) on any Payment Date shall be binding upon all future Noteholders and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for the final payment hereof on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Trust, will notify the Person who was the Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes.

            The interest on this Note is payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

            As provided in the Indenture, the Notes may be redeemed pursuant to the terms of the Sale and Servicing Agreement of even date herewith, in whole, but not in part, at the option of the Terminator, if the aggregate Stated Principal Balance of the Mortgage Loans and each REO Property remaining in the Trust Estate at the time of such election is less than 10% of the Original Scheduled Principal Balance of the Mortgage Loans.

            As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Trust pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder, by acceptance of a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Depositor, or the Trust or join in any institution against the Depositor, or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Transaction Documents.

            Prior to the due presentment for registration of transfer of this Note, the Trust, the Indenture Trustee and any agent of the Trust, the Indenture Trustee shall treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Trust, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Trust and the rights of the Noteholders under the Indenture at any time by the Trust with the prior written consent of the Noteholders representing a majority of the Outstanding Note Principal Balance of the Notes. Any such consent or waiver by the Noteholder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders issued thereunder.

            The term "Trust" as used in this Note includes any successor to the Trust under the Indenture.

            The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

            This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Trust, which is absolute and unconditional, to pay the interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

            Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the other Transaction Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Trust, nor any of their respective beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Trust for the sole purposes of binding the interests of the Trust in the assets of the Trust. The Noteholder by the acceptance hereof agrees that except as expressly provided in the Indenture or the Transaction Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Trust for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

            Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Trust has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: July __, 2000

                                    MORGAN STANLEY ABS CAPITAL I TRUST 2000-1

                                    By: WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely as
                                        Owner Trustee under the Trust
                                        Agreement

                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:

              INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  July __, 2000

                                          BANKERS TRUST COMPANY OF
                                          CALIFORNIA, N.A., not in its
                                          individual capacity but solely as
                                          Indenture Trustee

                                          By:
                                             -----------------------------------
                                             Authorized Signatory

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee.

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

              -------------------------------------------------
                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                      (5)
      ------------------                        ----------------------------
                                                    Signature Guaranteed:

------------------------                        ----------------------------













----------------
(5) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT F

                              FORM OF CLASS S NOTE

                                  CLASS S NOTE

Registered:                                                  Percentage Interest
No. S-__                                                                   ____%




THIS NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS NOTE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OF THE SECURITIES ACT, AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 2.03 OF THE INDENTURE REFERRED TO HEREIN.

THIS CLASS S NOTE IS AN INTEREST-ONLY SECURITY AND THE HOLDER OF THIS NOTE IS NOT ENTITLED TO RECEIVE PAYMENTS OF PRINCIPAL.

                      SUPPLEMENTAL INTEREST PAYMENT ACCOUNT
                                   RELATING TO
                MORGAN STANLEY SUPPLEMENTAL INTEREST TRUST 2000-1
                                  CLASS S NOTES

            ___________________________, or registered assigns, is the registered owner of a fractional interest in certain excess monies of the Supplemental Interest Payment Account, such amount payable on each Payment Date in an amount equal to the result obtained by multiplying (i) the Percentage Interest set forth above by (ii) the aggregate amount, if any, payable from the Supplemental Interest Payment Account in respect thereof on the Class S Notes pursuant to Section 4.01(e) of the Sale and Servicing Agreement, dated as of July 1, 2000 (the "Sale and Servicing Agreement"), among the Morgan Stanley ABS Capital I Trust 2000-1 (the "Trust"), Morgan Stanley ABS Capital I Trust 2000-1N, Morgan Stanley ABS Capital I, Inc., as depositor, Long Beach Mortgage Company, as originator and master servicer (the "Master Servicer"), and Bankers Trust Company of California, N.A., as indenture trustee.

            This Note is one of a duly authorized issue of the Morgan Stanley Supplemental Interest Trust 2000-1 relating to the Trust, which has issued its Mortgage Loan Asset-Backed Notes, Series 2000-1 (herein called the "Notes"), issued under an Indenture dated as of July 1, 2000 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Trust, as issuer, and Bankers Trust Company of California, N.A., as indenture trustee (the

"Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Trust, the Indenture Trustee and the Noteholders. The Notes are being issued in several classes, including the Class A Notes, the Class M-1 Notes, the Class M-2 Notes, the Class B-1 Notes, the Class C Notes, the Class S Notes and the Class P Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, or the Sale and Servicing Agreement shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended or the Sale and Servicing Agreement, as the case may be.

            THIS CLASS S NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A NOTES, THE CLASS M-1 NOTES, THE CLASS M-2 NOTES, THE CLASS B-1 NOTES AND CLASS C NOTES, AS MORE FULLY DESCRIBED IN THE SALE AND SERVICING AGREEMENT.

            Each Noteholder, by acceptance of this Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Trust, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Depositor, the Seller, the Master Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Trust or (iii) any owner, beneficiary, agent, officer, director or employee of the Depositor, the Seller, the Master Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Trust, the Depositor, the Seller, the Master Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity or of any successor or assign of the Depositor, the Seller, the Master Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

      No transfer, sale, pledge or other disposition of this Note or interest herein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this
Note is to be made without registration under the Securities Act, then the Indenture Trustee shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) (i) a certificate from the Noteholder desiring to effect such transfer stating that the Noteholder reasonably believes the transferee is a "qualified institutional buyer," which certificate shall be substantially in the form attached as Exhibit J-1 to the Indenture and (ii) a certificate from such Noteholder's prospective transferee stating that the transferee is a "qualified institutional buyer," which certificate shall be substantially in the form attached as Exhibit J-2 to the Indenture. None of the Trust, the Depositor or the Indenture Trustee is obligated to register or qualify any Notes under the Securities Act or any other securities law or to take any action not otherwise required under the Indenture to permit the transfer of this Note or interest herein without registration or qualification.

            Each Note Owner, by acceptance of a beneficial interest in a Note, shall be deemed to represent that it is not (A) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA or (B) a plan (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code (each of the foregoing, a "Benefit Plan"), and is not acting on behalf of or investing the assets of a Benefit Plan, or
(ii) that its acquisition and continued holding of the Note will be covered by a U.S. Department of Labor Prohibited Transaction Class Exemption.

            "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing August 25, 2000. The term "Payment Date," shall be deemed to include the Final Scheduled Payment Date.

            Payments on this Note that are due and payable on each Payment Date, to the extent such payment is not the final payment of this Note, shall be made by check mailed to the Person whose name appears as the Noteholder (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes with a Percentage Interest of 20% or greater, if the Holder has previously provided wire instructions in writing to the Indenture Trustee, payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. If funds are expected to be available, as provided in the Indenture, for the final payment hereof on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Trust, will notify the Person who was the Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes.

            The interest on this Note is payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

            As provided in the Indenture, the Notes may be redeemed pursuant to the terms of the Sale and Servicing Agreement of even date herewith, in whole, but not in part, at the option of the Terminator, if the aggregate Stated Principal Balance of the Mortgage Loans and each REO Property remaining in the Trust Estate at the time of such election is less than 10% of the Original Scheduled Principal Balance of the Mortgage Loans.

            As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Trust pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for,

STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder, by acceptance of a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Depositor, or the Trust or join in any institution against the Depositor, or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Transaction Documents.

            Prior to the due presentment for registration of transfer of this Note, the Trust, the Indenture Trustee and any agent of the Trust, the Indenture Trustee shall treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Trust, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Trust and the rights of the Noteholders under the Indenture at any time by the Trust with the prior written consent of the Noteholders representing a majority of the Outstanding Note Principal Balance of the Notes. Any such consent or waiver by the Noteholder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders issued thereunder.

            The term "Trust" as used in this Note includes any successor to the Trust under the Indenture.

            The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

            This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Trust, which is absolute and unconditional, to pay amounts on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

            Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the other Transaction Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Trust, nor any of their respective beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Trust for the sole purposes of binding the interests of the Trust in the assets of the Trust. The Noteholder by the acceptance hereof agrees that except as expressly provided in the Indenture or the Transaction Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Trust for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

            Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Trust has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: July __, 2000

                                    MORGAN STANLEY ABS CAPITAL I TRUST 2000-1

                                    By: WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely as
                                        Owner Trustee under the Trust
                                        Agreement

                                    By:
                                       ----------------------------------------
                                        Name:
                                        Title:

              INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  July __, 2000

                                          BANKERS TRUST COMPANY OF
                                          CALIFORNIA, N.A., not in its
                                          individual capacity but solely as
                                          Indenture Trustee

                                          By:
                                             -----------------------------------
                                             Authorized Signatory

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee.

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

              -------------------------------------------------
                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                      (6)
      ------------------                        ----------------------------
                                                    Signature Guaranteed:

------------------------                        ----------------------------













----------------
(6) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT G

                              FORM OF CLASS P NOTE

                                  CLASS P NOTE

Registered:                                                  Percentage Interest
No. P-__                                                                   ____%



THIS NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933. AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS NOTE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 2.03 OF THE INDENTURE REFERRED TO HEREIN.

THE HOLDER OF THIS CLASS P NOTE IS ENTITLED TO RECEIVE ONLY CERTAIN PREPAYMENT PENALTIES ON A POOL OF MORTGAGE LOANS AND IS NOT ENTITLED TO RECEIVE PAYMENTS OF PRINCIPAL OR INTEREST.

                    MORGAN STANLEY ABS CAPITAL I TRUST 2000-1
                 MORTGAGE LOAN ASSET-BACKED NOTES, SERIES 2000-1
                                  CLASS P NOTE

            MORGAN STANLEY ABS CAPITAL I TRUST 2000-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Trust"), for value received, hereby promises to pay to ____________________, ________or registered assigns, any Prepayment Charges, such amount payable on each Payment Date in an amount equal to the result obtained by multiplying (i) the Percentage Interest set forth above, by (ii) the aggregate amount, if any, payable from the Payment Account in respect thereof on the Notes pursuant to Section 4.01(a) of the Sale and Servicing Agreement, dated as of July 1, 2000 (the "Sale and Servicing Agreement"), among the Trust, Morgan Stanley ABS Capital I Trust 2000-1N, Morgan Stanley ABS Capital I, Inc., as depositor, Long Beach Mortgage Company, as originator and master servicer (the "Master Servicer"), and Bankers Trust Company of California, N.A., as indenture trustee.

            This Note is one of a duly authorized issue of indebtedness of the Trust, designated as its Mortgage Loan Asset-Backed Notes, Series 2000-1 (herein called the "Notes"), issued under an Indenture dated as of July 1, 2000 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Trust, as issuer, and Bankers Trust Company of

California, N.A., as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Trust, the Indenture Trustee and the Noteholders. The Notes are being issued in several classes, including the Class A Notes, the Class M-1 Notes, the Class M-2 Notes, the Class B-1 Notes, the Class C Notes, the Class S Notes and the Class P Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, or the Sale and Servicing Agreement shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended or the Sale and Servicing Agreement, as the case may be.

            SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS NOTE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS (SECTIONS 860A THROUGH 860G) OF THE CODE.

            Each Noteholder, by acceptance of this Note, covenants and agrees
(1) to treat the Notes as indebtedness for purposes of federal income, state and local income and franchise and any other income taxes and (2) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Trust, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Depositor, the Seller, the Master Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Trust or (iii) any owner, beneficiary, agent, officer, director or employee of the Depositor, the Seller, the Master Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Trust, the Depositor, the Seller, the Master Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity or of any successor or assign of the Depositor, the Seller, the Master Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

      No transfer, sale, pledge or other disposition of this Note or interest herein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this
Note is to be made without registration under the Securities Act, then the Indenture Trustee shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) (i) a certificate from the Noteholder desiring to effect such transfer stating that the Noteholder reasonably believes the transferee is a "qualified institutional buyer," which certificate shall be substantially in the form attached as Exhibit J-1 to the Indenture and (ii) a certificate from such Noteholder's prospective transferee stating that the transferee is a "qualified institutional buyer," which certificate shall be substantially in the form attached as

Exhibit J-2 to the Indenture. None of the Trust, the Depositor or the Indenture Trustee is obligated to register or qualify any Notes under the Securities Act or any other securities law or to take any action not otherwise required under the Indenture to permit the transfer of this Note or interest herein without registration or qualification.

            Each Note Owner, by acceptance of a beneficial interest in a Note, shall be deemed to represent that it is not (A) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA or (B) a plan (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code (each of the foregoing, a "Benefit Plan"), and is not acting on behalf of or investing the assets of a Benefit Plan.

            "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing August 25, 2000. The term "Payment Date," shall be deemed to include the Final Scheduled Payment Date.

            Payments of interest on this Note that are due and payable on each Payment Date, to the extent such payment is not the final payment of this Note, shall be made by check mailed to the Person whose name appears as the Noteholder (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes with a Percentage Interest of 20% or greater, if the Holder has previously provided wire instructions in writing to the Indenture Trustee, payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. If funds are expected to be available, as provided in the Indenture, for the final payment hereof on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Trust, will notify the Person who was the Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes.

            Payments on this Note is payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

            As provided in the Indenture, the Notes may be redeemed pursuant to the terms of the Sale and Servicing Agreement of even date herewith, in whole, but not in part, at the option of the Terminator, if the aggregate Stated Principal Balance of the Mortgage Loans and each REO Property remaining in the Trust Estate at the time of such election is less than 10% of the Original Scheduled Principal Balance of the Mortgage Loans.

            As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Trust pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Depositor, or the Trust or join in any institution against the Depositor, or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Transaction Documents.

            Prior to the due presentment for registration of transfer of this Note, the Trust, the Indenture Trustee and any agent of the Trust, the Indenture Trustee shall treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Trust, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Trust and the rights of the Noteholders under the Indenture at any time by the Trust with the prior written consent of the Noteholders representing a majority of the Outstanding Note Principal Balance of the Notes. Any such consent or waiver by the Noteholder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders issued thereunder.

            The term "Trust" as used in this Note includes any successor to the Trust under the Indenture.

            The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

            This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Trust, which is absolute and unconditional, to pay the amounts on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

            Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the other Transaction Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Trust, nor any of their respective beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Trust for the sole purposes of binding the interests of the Trust in the assets of the Trust. The Noteholder by the acceptance hereof agrees that except as expressly provided in the Indenture or the Transaction Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Trust for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

            Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Trust has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  July __, 2000

                                    MORGAN STANLEY ABS CAPITAL I TRUST 2000-1

                                    By: WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely as
                                        Owner Trustee under the Trust
                                        Agreement

                                    By:
                                       ----------------------------------------
                                        Name:
                                        Title:

              INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  July __, 2000

                                          BANKERS TRUST COMPANY OF
                                          CALIFORNIA, N.A., not in its
                                          individual capacity but solely as
                                          Indenture Trustee

                                          By:
                                             -----------------------------------
                                             Authorized Signatory

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee.

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

              -------------------------------------------------
                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                      (7)
      ------------------                        ----------------------------
                                                    Signature Guaranteed:

------------------------                        ----------------------------













----------------
(7) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT H

                          FORM OF AUTHENTICATION ORDER

                         ORDER TO AUTHENTICATE THE NOTES

                                                                    ______, 2000

Bankers Trust Company of California, N.A.,
   as Indenture Trustee
1761 East St. Andrew Place
Santa Ana, CA  92705


Ladies and Gentlemen:

            Pursuant to the Indenture, dated as of July 1, 2000 (the "Indenture"), between Morgan Stanley ABS Capital I Trust 2000-1 (the "Trust") and Bankers Trust Company of California, N.A., as indenture trustee (the "Indenture Trustee"), the Trust hereby certifies that all conditions precedent to the issuance of its Mortgage Loan Asset-Backed Notes Series 2000-1 have been satisfied and hereby requests you to authenticate and deliver the Notes and to release the Notes to, or otherwise upon its order in the following classes, amounts, and registered holders:

            Class             Amount            Holder                  CUSIP
            -----             ------            ------                  -----

            A                 $_________        ___________             ______

            M-1               $_________        ___________             ______

            M-2               $_________        ___________             ______

            B-1               $_________        ___________             ______

            C                 $_________        ___________             ______

            S                 $_________        ___________             ______

            P                 $_________        ___________             ______

                                    Very truly yours,

                                    MORGAN STANLEY ABS CAPITAL TRUST I 2000-1

                                    By:  WILMINGTON TRUST COMPANY, not in its
                                         individual capacity, but solely in
                                         its capacity as Owner Trustee under
                                         the Trust Agreement



                                    By:
                                       ---------------------------------------
                                         Name:
                                         Title:

                                                                       EXHIBIT I

                  FORM OF REPRESENTATION LETTER (144 A QIB)


Bankers Trust Company of
  California, N.A., as Indenture Trustee

1761 East St. Andrew Place
Santa Ana, California 92705


      Re: Morgan Stanley ABS Capital I Trust 2000-1 (the "Trust"), Class __ Mortgage Loan Asset-Backed Note, Series 2000-1, issued under that certain Indenture, dated as of July 1, 2000 (the "Indenture"), between the Trust, as issuer, and Bankers Trust Company of California, N.A., as indenture trustee (the "Indenture Trustee")

Ladies and Gentlemen:

            ________________________ as registered holder ("Seller") intends to transfer the captioned Note to ________________________________ ("Purchaser"),
for registration in the name of __________________________.

            1. In connection with such transfer and in accordance with Article II of the above captioned Indenture, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Note, any interest in the Note or any other similar security, offer to buy or accept a transfer, pledge or other disposition of the Note, any interest in the Note or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Note under the Securities Act of 1933, as amended (the "1933 Act"), or which would render the disposition of the Note a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

            2. The Purchaser warrants and represents to, and covenants with the Trust, the Indenture Trustee and the Depositor pursuant to Article II of the Indenture as follows:

            a. The Purchaser understands that the Note has not been registered under the 1933 Act or the securities laws of any state.

            b. The Purchaser is acquiring the Note for investment for its own account only and not for any other person.

            c. The Purchaser considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Note.

            d. The Purchaser has been furnished with all information regarding the Note that it has requested from the Trust, the Indenture Trustee or the Depositor.

            e. The Purchaser is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act ("Rule 144") and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Purchaser is aware that the sale to it is being made in reliance on Rule 144A. The Purchaser is acquiring the Note for its own account or for the account of a qualified institutional buyer, understands that the Note may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

            3. The Purchaser warrants and represents to, and covenants with, the Depositor, the Trust, and the Indenture Trustee that either (i) the Purchaser is not an employee benefit plan (a "Plan")subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan (also a "Plan")within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code"), and the Purchaser is not directly or indirectly purchasing the Note on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan or (ii) in the case of a Class A or Mezzanine Note only, it is purchasing the Note, and the acquisition and continued holding of such Note will be covered by a U.S. Department of Labor Class Exemption.

            4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

            IN WITNESS WHEREOF, each of the parties have caused this document to be executed by their duly authorized officers as of the date set forth below.




------------------------------------------      ------------------------------------------
      Seller                                          Purchaser

By:                                             By:
     -------------------------------------           -------------------------------------
        Name:                                           Name:
        Title:                                          Title:
        Taxpayer Identification                         Taxpayer Identification
        No.                                             No.
            ------------------------------                  ------------------------------

Date:                                           Date:
       -----------------------------------             -----------------------------------

                                                                    ANNEX 1 TO
                                                         REPRESENTATION LETTER

                          QUALIFIED INSTITUTIONAL BUYER
                           STATUS UNDER SEC RULE 144A

         [For Purchasers Other Than Registered Investment Companies]

            The undersigned hereby certifies as follows to the parties addressed in the Representation Letter to which this certification relates with respect to the Note described therein:

            1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Purchaser.

            2. In connection with purchases by the Purchaser, the Purchaser is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Purchaser owned and/or invested on a discretionary basis more than $100,000,000(8) in securities (except for the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Purchaser satisfies the criteria in the category marked below.

      ___ Corporation, etc. The Purchaser is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

      ___ Bank. The Purchaser (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
            (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

      ___ Savings and Loan. The Purchaser (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.



----------------------------
(8) The Purchaser must own and/or invest on a discretionary basis at least $100,000,000 in securities unless the Purchaser is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, and, in that case, the Purchaser must own and/or invest on a discretionary basis at least $10,000,000 in securities.

      ___   Broker-dealer. The Purchaser is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934.

      ___ Insurance Company. The Purchaser is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

      ___ State or Local Plan. The Purchaser is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Purchaser is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___ Investment Advisor. The Purchaser is an investment advisor registered under the Investment Advisers Act of 1940.

            3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Purchaser, (ii) securities that are part of an unsold allotment to or subscription by the Purchaser, if the Purchaser is a dealer, (iii) bank deposit notes and certificates of deposit,
(iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

            4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Purchaser, the Purchaser used the cost of such securities to the Purchaser and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Purchaser may have included securities owned by subsidiaries of the Purchaser, but only if such subsidiaries are consolidated with the Purchaser in its financial statements prepared in accordance with generally accepted, accounting principles and if the investments of such subsidiaries are managed under the Purchaser's direction. However, such securities were not included if the Purchaser is a majority-owned, consolidated subsidiary of another enterprise and the Purchaser is not itself a reporting company under the Securities Exchange Act of 1934.

            5. The Purchaser acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Notes are relying and will continue to rely on the statements made herein because one or more sales to the Purchaser may be in reliance on Rule 144A.

   ____        ___     Will the Purchaser be
    Yes         No     purchasing the Note only for
                       the Purchaser's own account?

            6. If the answer to the foregoing question is "no", the Purchaser agrees that, in connection with any purchase of securities sold to the Purchaser for the account of a third party (including any separate account) in reliance on Rule 144A, the Purchaser will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Purchaser agrees that the Purchaser will not purchase securities for a third party unless the Purchaser has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

            7. The Purchaser will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Purchaser's purchase of the Note will constitute a reaffirmation of this certification as of the date of such purchase.



                                    ---------------------------------------
                                        Print Name of Purchaser

                                    By:
                                        -----------------------------------
                                        Name:
                                        Title:



                                      Date:

                                                                    ANNEX 2 TO
                                                         REPRESENTATION LETTER

                          QUALIFIED INSTITUTIONAL BUYER

                           STATUS UNDER SEC RULE 144A

          [For Purchasers That Are Registered Investment Companies]

            The undersigned hereby certifies as follows to the parties addressed in the Representation Letter to which this certification relates with respect to the Note described therein:

            1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Purchaser or, if the Purchaser is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because the Purchaser is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

            2. In connection with purchases by the Purchaser, the Purchaser is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Purchaser is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Purchaser alone, or the Purchaser's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year. For purposes of determining the amount of securities owned by the Purchaser or the Purchaser's Family of Investment Companies, the cost of such securities was used.

      ____ The Purchaser owned $______________________ in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      ____ The Purchaser is part of a Family of Investment Companies which owned in the aggregate $____________ in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same party or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Purchaser or are part of the Purchaser's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

            5. The Purchaser is familiar with Rule 144A and understands that the seller to it and the other parties related to the Notes are relying and will continue to rely on the statements made herein because one or more sales to the Purchaser will be in reliance on Rule 144A. In addition, the Purchaser will only purchase for the Purchaser's own account.

            6. The undersigned will notify the parties addressed in the Transferee Certificate to which this certification relates of any changes in the information and conclusion herein. Until such notice, the Purchaser's purchase of the Note will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                    ---------------------------------------
                                        Print Name of Purchaser or Adviser

                                    By:
                                       ------------------------------------
                                        Name:
                                        Title:



                                    IF AN ADVISER:




                                    ---------------------------------------
                                        Print Name of Purchaser

                                    Date: ___________